UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant: Vanguard Whitehall Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2010 – October 31, 2011

Item 1: Reports to Shareholders

Annual Report | October 31, 2011

Vanguard Selected Value Fund

> For the fiscal year ended October 31, Vanguard Selected Value Fund returned almost 8%.

> The fund outperformed its benchmark index by almost 2 percentage points and the average return of its peer funds by more than 3 percentage points.

> Financial and health care holdings contributed most to the fund’s outperformance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	24
About Your Fund’s Expenses.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2011

Total
Returns
Vanguard Selected Value Fund	7.74%
Russell Midcap Value Index	5.83
Mid-Cap Value Funds Average	4.09
Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2010 , Through October 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Selected Value Fund	$17.73	$18.81	$0.291	$0.000

1

Chairman’s Letter

Dear Shareholder,

Despite extreme volatility in the financial markets, Vanguard Selected Value Fund returned 7.74% for the fiscal year ended October 31, 2011, ahead of both the 5.83% return of its benchmark, the Russell Midcap Value Index, and the 4.09% average return of its mid-cap value fund peers.

In large part, the fund’s solid performance was driven by its holdings in financials and health care. Consumer discretionary and utility stocks were also sources of strength; however, reversals among a number of information technology holdings dampened returns.

If you hold shares in a taxable account, you may wish to review the information about after-tax returns for the fiscal year that appears later in this report.

A positive finish
to an anxious 12 months
U.S. stock indexes ended the period with solid returns, though the gains were shadowed by anxiety in a volatile period. This turbulence was so pronounced, in fact, that a one-month change in the start date would have yielded a very different perspective on performance. For the 12 months through October 31, the broad U.S. stock market returned 7.67%. For the 12 months ended September 30, however, the return was a mere 0.31%.

2

Volatility has been a theme in international markets, too. International stock markets returned a combined –4.66% as stock prices retreated in Europe. Prices also fell in the Pacific region’s developed economies and emerging markets, where growth has moderated.

Unsteady yields reflected
fast-changing sentiment
Taxable bonds produced strong return and municipal bonds solid but unspectacular results, though as in the stock market, investor sentiment was volatile. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, began the 12 months at 2.61%, drifted higher as the economic expansion seemed to gather steam, then fluttered lower to close the period at 2.17%. The decline in Treasury yields (and rise in prices) was driven by Europe’s sovereign-debt dramas, underwhelming economic reports, and a flight to safety that was prompted, paradoxically, by a rating agency’s decision to downgrade the U.S. government debt. Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.

Taxable investment-grade bonds returned 5.00% for the full 12 months. It’s important to note, of course, that as yields decline, the opportunity for similarly strong returns diminishes. The broad municipal market returned 3.78%. The returns on money market instruments hovered near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	8.01%	12.22%	0.54%
Russell 2000 Index (Small-caps)	6.71	12.87	0.68
Dow Jones U.S. Total Stock Market Index	7.67	12.58	0.90
MSCI All Country World Index ex USA (International)	-4.66	12.92	-0.37

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.00%	8.87%	6.41%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.78	8.31	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.10	0.15	1.53

CPI
Consumer Price Index	3.53%	1.49%	2.33%

3

Security selection
drives performance
Vanguard Selected Value Fund invests in midsized companies that, in the advisors’ judgment, are significantly undervalued relative to their assets or earnings. When the advisors identify compelling candidates, they invest with conviction, producing a relatively concentrated portfolio. (While the fund’s benchmark index included more than 500 stocks at the end of the period, the fund held just 64.)

More than one-quarter of the fund’s assets were in financial stocks. Though this sector continued to wrestle with bad loans and a tough lending environment, the fund managed to avoid some associated potholes, such as regional banks. It also benefited from its very concentrated insurance company holdings and from credit card company stocks that remained unscathed by some of the problems plaguing the broader banking industry.

Health care was another bright spot for the fund. Its holdings in this sector, all in health care providers and services, boosted returns and outpaced their counterparts in the index. Consumer discretionary and utilities stocks together also added to relative returns. Stock selection in information technology, however, detracted from returns.

You can find more information on the fund’s positioning and performance during the fiscal year in the Advisors’ Report that follows this letter.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Selected Value Fund	0.47%	1.39%
The fund expense ratio shown is from the prospectus dated February 24, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2011, the fund’s expense ratio was 0.45%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Mid-Cap Value Funds.

4

A decade of returns
attests to the fund’s strategy
The Selected Value Fund’s advisors seek very concentrated investments in midsized companies that are significantly undervalued and have the potential to appreciate substantially. This strategy involves considerable risk: When the advisors’ investment thesis pays off, the positive effect on returns can be significant; on the other hand, weakness in a handful of positions can have an outsized negative impact.

Over time, buying stocks with fundamental value at market discounts should result in good returns, and that has proven to be the case. Over the last ten years, the fund’s average annualized return was 8.27%, almost 4 percentage points more than the broad U.S. stock market. This strong result was less strong relative to the fund’s more finely calibrated comparative standards. The fund’s return trailed that of its benchmark index by a small amount but outpaced that of its mid-cap value fund peers.

A well-balanced portfolio
is your best approach
Diversification is a proven means of reducing risk in a portfolio, protecting it from the market’s inevitable downturns while also capturing its upswings. Investors may feel they are sufficiently diversified if they are invested in a fund pegged to a well-known large-cap index such as the S&P 500. However, by broadening their portfolio’s exposure to include a blend

Total Returns
Ten Years Ended October 31, 2011

Average
Annual Return
Selected Value Fund	8.27%
Russell Midcap Value Index	8.76
Mid-Cap Value Funds Average	7.23
Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

of small-, mid-, and large-cap stocks, they can benefit additionally during those times when one asset class outperforms another.

At Vanguard, we advise investors to hold a balanced portfolio that includes stocks, bonds, and money market funds in a mix that matches their risk tolerance and time horizon. With its skilled advisors’ long experience in identifying attractively valued smaller companies, Vanguard Selected Value Fund can play an important role in such a plan.

As always, we appreciate your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 11, 2011

6

Advisors’ Report

For the fiscal year ended October 31, 2011, Vanguard Selected Value Fund returned 7.74%. Your fund is managed by two independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on November 19, 2011.

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	73	2,895	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the market
			average and dividend yields above the market average.
Donald Smith & Co., Inc.	25	977	Conducts fundamental research on the lowest
			price-to-tangible-book-value companies. Research
			focuses on underlying quality of book value and assets,
			and on long-term earnings potential.
Cash Investments	2	84	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Managers:
James P. Barrow, Executive Director

Mark Giambrone, Managing Director

The past year has been dominated by macro themes leading to dramatic volatility and uncertainty in markets, economies, and politics around the world. Through all of this, the market recorded a modest gain, and we were able to perform meaningfully better than our benchmark. Since we take no macro positions, our general perspective on the business environment is shaped by the many company management teams we meet with regularly. This may sound surprising, but their general theme is, “While the headlines are toxic, business is okay, and better than last year.” Although we pick stocks on a bottom-up basis, we consider this opinion when forecasting future business prospects, and our portfolio reflects that.

Accordingly, we are overweight in industrials, health care, energy, and consumer discretionary, and we have a significant weight in financials. Recently, we have been finding new opportunities in all of these sectors, and over the past year we have established new positions in all but health care. Consistently, we are underweight in consumer staples, utilities, information technology, and materials and are struggling to find value and new opportunities in these areas.

The global uncertainty has caused CEOs and companies to take a very conservative stance toward their balance sheets. While this is certainly understandable, corporate cash as a percent of total assets is at record levels, and management now appears more willing to either deploy excess cash to grow a business or return it to shareholders in the form of dividends and share repurchases. We have seen consistent increases in both dividends and share repurchases across all sectors.

We believe this portfolio is uniquely positioned to benefit from merger-and-acquisition activity; several of our holdings have already done so. We had a large position in Goodrich Corp., which was taken over by United Technologies at a substantial premium. Acquisitions by Stanley Black & Decker and Capital One will add nicely to earnings growth over the next few years and should lead to higher valuations. And ITT Corp. decided to break into three pieces, each of which is an attractive value candidate. Because of our focus on low valuations and high-quality business prospects, our portfolio has a long history of acquisition activity, and with all the cash now on large corporate balance sheets, we expect this to continue.

8

Although headlines are “toxic,” strong, solid companies are doing the right things to try to enhance shareholder value, and we expect to be direct beneficiaries of this. We believe our portfolio is well-positioned, made up of quality holdings with good earnings and cash-flow prospects that pay an above-market yield and have below-market valuations.

Donald Smith & Co., Inc.

Portfolio Managers:
Donald G. Smith, Chief Investment Officer

Richard L. Greenberg, CFA, Senior Vice President

Our portfolio at the end of October 2011 continues to meet our criteria of holding a concentrated group of low price-to-tangible-book-value stocks with attractive long-term earnings potential. The portfolio currently sells at 81% of tangible book value and 7.8 times our estimate of “normalized earnings.” In contrast, the S&P 500 Index sells at more than 400% of tangible book value and about 14 times normalized earnings.

The portfolio’s return over the past year exceeded that of the Russell Midcap Value Index. Dillard’s and Tesoro each appreciated in excess of 100%; both continue to show substantial progress in their turnaround plans. Dillard’s has been very aggressive in its stock buyback program. Yamana Gold (+36.2%) benefited from higher gold prices. Constellation Energy (+31.3%) agreed to merge with Exelon. Royal Caribbean, a recent purchase, rose from its depressed bottom. In general, companies not as subject to the direction of the economy, such as utilities and insurance, outperformed, and those hurt by a weaker economy and/or higher oil prices, such as technology, airlines, and shipping, underperformed. Our two airline stocks, Air France (–57.9%) and JetBlue (–35.8%), and the oil tanker company Overseas Shipholding (–62.7%) were the poorest performers. Micron Technology (–32.3%) has suffered from weak pricing in memory chips and concerns about a pending lawsuit decision.

We eliminated holdings in Flextronics and Semiconductor Manufacturing and added to several others, particularly in August, when the cash position was reduced by 46%. We greatly increased our position in stocks that have underperformed, including airlines and Micron Technology, and added three new stocks over the past year. We recently purchased Royal Caribbean Cruises, which we’d previously owned, at $23.73, or 50% below recent highs. This price was only about 70% of tangible book value and 8 times earnings. We initiated a small position in XL Group, a reinsurance company that sells at 69% of tangible book value. Like many other reinsurance companies, it has wisely been repurchasing stock at a discount to book

9

value. Our final purchase was in Southwest Airlines. The airline industry’s shrinking capacity has allowed for much improved pricing power, and Southwest has the best balance sheet in the industry.

The portfolio’s three largest industry positions are insurance (18.2%), technology (14.7%), and utilities (14.4%). The defensive nature of utilities and insurance helps to offset more cyclically oriented sectors, including technology and transportation. Our insurance firms all sell below book value and are overcapitalized; we are pleased that some have decided to return money to the shareholders through aggressive stock repurchase programs. Our technology holdings—Ingram Micro and Micron—while more sensitive to an economic slowdown, have superior balance sheets that ensure their survival. The portfolio overall is attractively valued at only 81% of tangible book value.

10

Selected Value Fund

Fund Profile
As of October 31, 2011

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	64	528	3,749
Median Market Cap	$7.2B	$6.7B	$30.4B
Price/Earnings Ratio	13.2x	15.3x	14.9x
Price/Book Ratio	1.3x	1.4x	2.1x
Return on Equity	12.0%	10.5%	19.1%
Earnings Growth Rate	-1.6%	0.6%	7.2%
Dividend Yield	2.4%	2.4%	2.0%
Foreign Holdings	7.3%	0.0%	0.0%
Turnover Rate	25%	—	—
Ticker Symbol	VASVX	—	—
Expense Ratio[1]	0.47%	—	—
30-Day SEC Yield	1.80%	—	—
Short-Term Reserves	3.9%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	13.5%	11.2%	12.4%
Consumer Staples	4.2	6.8	10.1
Energy	8.6	6.7	10.7
Financials	26.2	31.0	15.1
Health Care	8.4	6.1	11.1
Industrials	14.9	10.5	10.9
Information
Technology	9.2	8.3	19.3
Materials	3.8	4.5	4.3
Telecommunication
Services	0.1	0.8	2.6
Utilities	11.1	14.1	3.5

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.95	0.95
Beta	0.84	1.01
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Royal Caribbean Cruises	Hotels, Resorts &
Ltd.	Cruise Lines	3.5%
Constellation Energy	Independent Power
Group Inc.	Producers & Energy
	Traders	2.6
Yamana Gold Inc.	Gold	2.5
International Game
Technology	Casinos & Gaming	2.4
Discover Financial
Services	Consumer Finance	2.3
Coventry Health Care	Managed Health
Inc.	Care	2.3
Capital One Financial
Corp.	Consumer Finance	2.2
Stanley Black & Decker	Industrial
Inc.	Machinery	2.1
Essex Property Trust Inc.	Residential REITs	2.1
Molex Inc.	Electronic
	Manufacturing
	Services	2.1
Top Ten		24.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 24, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2011, the expense ratio was 0.45%.

11

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2001, Through October 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Selected Value Fund	7.74%	1.99%	8.27%	$22,139
Dow Jones U.S. Total Stock Market
Index	7.67	0.90	4.82	16,011
Russell Midcap Value Index	5.83	0.73	8.76	23,164
Mid-Cap Value Funds Average	4.09	0.72	7.23	20,107

Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): October 31, 2001, Through October 31, 2011

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

12

Selected Value Fund

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Selected Value Fund	2/15/1996	-1.29%	0.10%	6.88%

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

13

Selected Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (94.3%)[1]
Consumer Discretionary (12.7%)
	Royal Caribbean Cruises
	Ltd.	4,612,000	137,069
	International Game
	Technology	5,370,100	94,460
	Newell Rubbermaid Inc.	4,854,400	71,845
*	Hanesbrands Inc.	2,694,900	71,064
	Dillard’s Inc. Class A	1,121,927	57,813
	Rent-A-Center Inc.	1,340,017	45,762
	Service Corp.
	International	2,627,000	26,270
			504,283
Consumer Staples (3.9%)
	Lorillard Inc.	733,800	81,203
	Reynolds American Inc.	1,846,800	71,434
			152,637
Energy (8.0%)
^	Seadrill Ltd.	2,467,900	81,761
	Golar LNG Ltd.	1,698,147	68,656
	Murphy Oil Corp.	1,231,800	68,205
	Spectra Energy Corp.	1,664,900	47,666
*	Tesoro Corp.	1,437,184	37,281
	Noble Corp.	224,597	8,072
^	Overseas Shipholding
	Group Inc.	472,900	5,902
			317,543
Financials (25.1%)
	Discover Financial
	Services	3,914,600	92,228
	Capital One Financial
	Corp.	1,889,500	86,275
	Essex Property Trust Inc.	583,600	83,315
	Willis Group Holdings plc	2,242,900	81,440
	SLM Corp.	5,721,200	78,209
	CNA Financial Corp.	2,833,282	75,365
	XL Group plc Class A	3,431,300	74,596

			Market
			Value
		Shares	($000)
	Fifth Third Bancorp	6,025,500	72,366
	New York Community
	Bancorp Inc.	4,330,300	57,636
	PNC Financial Services
	Group Inc.	1,055,712	56,702
	Ameriprise Financial Inc.	1,106,400	51,647
	Everest Re Group Ltd.	506,817	45,573
	Chubb Corp.	633,900	42,503
	Annaly Capital
	Management Inc.	2,320,500	39,100
	Unum Group	1,401,490	33,412
	American National
	Insurance Co.	164,858	11,781
	Montpelier Re Holdings
	Ltd.	566,863	9,920
			992,068
Health Care (7.9%)
*	Coventry Health Care Inc.	2,899,200	92,224
	Omnicare Inc.	2,648,200	78,969
	Cardinal Health Inc.	1,679,100	74,334
	CIGNA Corp.	1,510,700	66,984
			312,511
Industrials (14.1%)
	Stanley Black & Decker
	Inc.	1,317,300	84,110
	Goodrich Corp.	615,600	75,491
	Eaton Corp.	1,552,200	69,570
	Masco Corp.	5,836,700	56,032
	L-3 Communications
	Holdings Inc.	759,300	51,465
	SPX Corp.	871,500	47,593
	ITT Corp.	972,000	44,323
*	Air France-KLM ADR	5,177,864	39,326
	Dun & Bradstreet Corp.	529,500	35,402
*	JetBlue Airways Corp.	7,389,729	33,106
	Southwest Airlines Co.	2,600,000	22,230
			558,648

14

Selected Value Fund

		Market
		Value
	Shares	($000)
Information Technology (8.4%)
Molex Inc.	3,364,700	83,074
* Ingram Micro Inc.	4,190,311	74,923
* Micron Technology Inc.	12,321,916	68,879
Western Union Co.	3,087,500	53,939
Xerox Corp.	6,548,400	53,566
		334,381
Materials (3.6%)
Yamana Gold Inc.	6,630,900	99,264
Sonoco Products Co.	1,033,700	32,448
Domtar Corp.	112,570	9,221
		140,933
Utilities (10.6%)
Constellation Energy
Group Inc.	2,568,237	101,959
CenterPoint Energy Inc.	3,839,300	80,011
Pinnacle West Capital
Corp.	1,513,505	68,986
Xcel Energy Inc.	2,535,300	65,537
MDU Resources Group
Inc.	1,967,500	40,550
Oneok Inc.	505,100	38,413
NV Energy Inc.	788,340	12,645
* GenOn Energy Inc.	3,553,218	10,837
		418,938
Total Common Stocks
(Cost $3,154,211)		3,731,942
Temporary Cash Investments (7.1%)[1]
Money Market Fund (6.9%)
[2,3]	Vanguard Market Liquidity
Fund, 0.128%	271,055,290	271,055

		Face	Market
	Amount		Value
		($000)	($000)
U.S. Government and Agency Obligations (0.2%)
4	Fannie Mae
	Discount Notes,
	0.080%, 12/19/11	850	850
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.075%, 11/16/11	2,000	2,000
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.040%, 12/9/11	5,000	5,000
			7,850
Total Temporary Cash Investments
	(Cost $278,905)		278,905
	Total Investments (101.4%)
	(Cost $3,433,116)		4,010,847
Other Assets and Liabilities (-1.4%)
	Other Assets		5,775
	Liabilities[3]		(60,295)
			(54,520)
	Net Assets (100%)
Applicable to 210,298,299 outstanding
$.001 par value shares of beneficial
	interest (unlimited authorization)		3,956,327
	Net Asset Value Per Share		$18.81

At October 31, 2011, net assets consisted of:
			Amount
			($000)
	Paid-in Capital		3,634,781
	Undistributed Net
	Investment Income		43,027
	Accumulated Net Realized Losses		(302,882)
	Unrealized Appreciation
	(Depreciation)
	Investment Securities		577,731
	Futures Contracts		3,670
	Net Assets		3,956,327

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $39,870,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.4% and 5.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $42,557,000 of collateral received for securities on loan.
4 The issuer is under federal conservatorship and is dependent upon the continued support of the U.S. Treasury to avoid receivership.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $7,000,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Selected Value Fund

Statement of Operations

Year Ended
October 31, 2011
($000)
Investment Income
Income
Dividends[1]	87,070
Interest[2]	783
Security Lending	283
Total Income	88,136
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,077
Performance Adjustment	1,539
The Vanguard Group—Note C
Management and Administrative	6,615
Marketing and Distribution	903
Custodian Fees	50
Auditing Fees	29
Shareholders’ Reports	57
Trustees’ Fees and Expenses	8
Total Expenses	18,278
Expenses Paid Indirectly	(250)
Net Expenses	18,028
Net Investment Income	70,108
Realized Net Gain (Loss)
Investment Securities Sold	162,314
Futures Contracts	5,748
Realized Net Gain (Loss)	168,062
Change in Unrealized Appreciation (Depreciation)
Investment Securities	37,627
Futures Contracts	(325)
Change in Unrealized Appreciation (Depreciation)	37,302
Net Increase (Decrease) in Net Assets Resulting from Operations	275,472

1 Dividends are net of foreign withholding taxes of $42,000.
2 Interest income from an affiliated company of the fund was $755,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Selected Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	70,108	50,597
Realized Net Gain (Loss)	168,062	(26,512)
Change in Unrealized Appreciation (Depreciation)	37,302	604,494
Net Increase (Decrease) in Net Assets Resulting from Operations	275,472	628,579
Distributions
Net Investment Income	(60,410)	(46,869)
Realized Capital Gain	—	—
Total Distributions	(60,410)	(46,869)
Capital Share Transactions
Issued	636,966	628,925
Issued in Lieu of Cash Distributions	54,298	41,576
Redeemed[1]	(589,231)	(464,396)
Net Increase (Decrease) from Capital Share Transactions	102,033	206,105
Total Increase (Decrease)	317,095	787,815
Net Assets
Beginning of Period	3,639,232	2,851,417
End of Period[2]	3,956,327	3,639,232

1 Net of redemption fees for fiscal 2011 and 2010 of $482,000 and $459,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $43,027,000 and $33,329,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Selected Value Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$17.73	$14.78	$12.48	$22.11	$21.38
Investment Operations
Net Investment Income	. 334	. 250	. 254	. 390[1]	.400
Net Realized and Unrealized Gain (Loss)
on Investments	1.037	2.941	2.463	(8.100)	1.700
Total from Investment Operations	1.371	3.191	2.717	(7.710)	2.100
Distributions
Dividends from Net Investment Income	(. 291)	(. 241)	(. 417)	(. 370)	(. 320)
Distributions from Realized Capital Gains	—	—	—	(1.550)	(1.050)
Total Distributions	(. 291)	(. 241)	(. 417)	(1.920)	(1.370)
Net Asset Value, End of Period	$18.81	$17.73	$14.78	$12.48	$22.11

Total Return[2]	7.74%	21.75%	22.77%	-37.79%	10.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,956	$3,639	$2,851	$2,422	$4,991
Ratio of Total Expenses to
Average Net Assets[3]	0.45%	0.47%	0.52%	0.38%	0.42%
Ratio of Net Investment Income to
Average Net Assets	1.74%	1.52%	1.93%	2.21%	1.74%
Portfolio Turnover Rate	25%	22%	30%	23%	33%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction or account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.05%, 0.05%, (0.03%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

19

Selected Value Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, LLC., and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Value Index. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI Investable Market 2500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets, before an increase of $1,539,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2011, the fund had contributed capital of $609,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2011, these arrangements reduced the fund’s expenses by $250,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

20

Selected Value Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,731,942	—	—
Temporary Cash Investments	271,055	7,850	—
Futures Contracts—Assets[1]	33	—	—
Futures Contracts—Liabilities[1]	(2,147)	—	—
Total	4,000,883	7,850	—
1 Represents variation margin on the last day of the reporting period.

F. At October 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2011	260	81,205	3,697
E-mini S&P 500 Index	December 2011	17	1,062	(27)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2011, the fund had $49,735,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $298,609,000 to offset future net capital gains of $26,776,000 through October 31, 2016, $249,339,000 through October 31, 2017, and $22,494,000 through October 31, 2018.

At October 31, 2011, the cost of investment securities for tax purposes was $3,433,116,000. Net unrealized appreciation of investment securities for tax purposes was $577,731,000, consisting of unrealized gains of $793,277,000 on securities that had risen in value since their purchase and $215,546,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2011, the fund purchased $1,183,534,000 of investment securities and sold $907,830,000 of investment securities, other than temporary cash investments.

21

Selected Value Fund

I. Capital shares issued and redeemed were:

	Year Ended October 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	33,349	37,789
Issued in Lieu of Cash Distributions	2,899	2,571
Redeemed	(31,206)	(28,069)
Net Increase (Decrease) in Shares Outstanding	5,042	12,291

J. In preparing the financial statements as of October 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

22

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Selected Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 12, 2011

Special 2011 tax information (unaudited) for Vanguard Selected Value Fund

This information for the fiscal year ended October 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $60,410,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 93.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Selected Value Fund
Periods Ended October 31, 2011

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	7.74%	1.99%	8.27%
Returns After Taxes on Distributions	7.49	1.23	7.55
Returns After Taxes on Distributions and Sale of Fund Shares	5.36	1.54	7.08

Returns do not reflect the 1% fee on redemptions of shares held for less than one year.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended October 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	4/30/2011	10/31/2011	Period
Based on Actual Fund Return	$1,000.00	$912.66	$2.17
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.94	2.29

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
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1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Q9340 122011

Annual Report | October 31, 2011

Vanguard Mid-Cap Growth Fund

> Vanguard Mid-Cap Growth Fund returned 10.72% for the 12 months ended October 31, 2011.

> The fund outperformed its benchmark, the Russell Midcap Growth Index, and the average return of mid-cap growth funds.

> Strong stock selection in industrials, consumer staples, and materials helped the fund beat its benchmark.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2011

Total
Returns
Vanguard Mid-Cap Growth Fund	10.72%
Russell Midcap Growth Index	10.08
Mid-Cap Growth Funds Average	8.00
Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2010 , Through October 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$17.54	$19.40	$0.020	$0.000

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended October 31, 2011, Vanguard Mid-Cap Growth Fund returned 10.72%, ahead of its benchmark, the Russell Midcap Growth Index, and the average return of its peer funds.

The Mid-Cap Growth Fund benefited from the prevailing trends in the broad U.S. stock market throughout the year. Notably, growth stocks, especially the small- and mid-cap variety, fared considerably better than value stocks. The fund outperformed its market benchmark thanks in part to the advisors’ strong stock selection in the industrial, consumer staples, and materials sectors.

If you own shares of the fund in a taxable account, you may wish to review the information about after-tax returns presented later in this report.

A positive finish
to an anxious 12 months
U.S. stock indexes ended the 12 months with solid returns, though the gains were shadowed by anxiety in a volatile period. This turbulence was so pronounced, in fact, that a one-month change in the start date would have yielded a very different perspective on performance. For the 12months through October 31, the broad U.S. stock market returned 7.67%. For the 12 months ended September 30, however, the return was a mere 0.31%.

2

Volatility has been a theme in international markets, too. Global stock markets returned a combined –4.66% as stock prices retreated in Europe. Prices also fell in the Pacific region’s developed economies and emerging markets, where growth has moderated.

Unsteady yields reflected fast-changing sentiment

Taxable bonds produced strong returns and municipal bonds solid but unspectacular results, though as in the stock market, investor sentiment was volatile. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, began the 12 months at 2.61%, drifted higher as the economic expansion seemed to gather steam, then fluttered lower to close the period at 2.17%.

The decline in Treasury yields (and rise in prices) was driven by Europe’s sovereign-debt dramas, underwhelming economic reports, and a flight to safety that was prompted, paradoxically, by a rating agency’s decision to downgrade the U.S. government debt. Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.

Taxable investment-grade bonds returned 5.00% for the full 12 months. It’s important to note, of course, that as yields decline, the opportunity for similarly strong returns diminishes. The broad municipal market returned 3.78%. The returns on money market instruments hovered near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	8.01%	12.22%	0.54%
Russell 2000 Index (Small-caps)	6.71	12.87	0.68
Dow Jones U.S. Total Stock Market Index	7.67	12.58	0.90
MSCI All Country World Index ex USA (International)	-4.66	12.92	-0.37

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.00%	8.87%	6.41%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.78	8.31	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.10	0.15	1.53

CPI
Consumer Price Index	3.53%	1.49%	2.33%

3

Smaller sector holdings
drove the fund’s success
Vanguard Mid-Cap Growth Fund posted
strong returns in the first half of the fiscal
year, but then retreated as stock market
volatility spiked in the second half. In
October, markets suddenly surged upward
as European banks, at least temporarily,
seemed closer to reaching a deal with the
Greek government on ways to restructure
its debts. Despite the second-half setback,
mid-cap growth stocks managed to
generate double-digit gains for the full
12 months.

Six of the fund’s nine sectors (it didn’t hold any utilities, which tend to be larger companies) posted double-digit gains. Only two sectors turned in negative results.

The Mid-Cap Growth Fund typically focuses on four key sectors—information technology, consumer discretionary, industrials, and health care—which together represent about three quarters of its assets. Although these sectors produced generally strong absolute returns, much of the fund’s margin of advantage relative to the benchmark came from its investments in other areas.

On a relative basis, the fund’s top performers for the fiscal year were the industrial, consumer staples, and materials sectors. Industrials, which represented a little under a fifth of the fund’s assets, on average, during the period, returned more than 15%, roughly 9 percentage points more than the industrial stocks

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Mid-Cap Growth Fund	0.51%	1.44%

The fund expense ratio shown is from the prospectus dated February 24, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2011, the fund’s expense ratio was 0.53%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Mid-Cap Growth Funds.

4

in the benchmark. The fund’s holdings in aerospace and defense did best, as these stocks were lifted by merger-and-acquisition activity in the industry.

The consumer staples sector has a tiny portfolio weighting, but it produced the year’s highest sector return thanks to the fund’s substantial stake in a specialty coffee company. In materials, another small sector in the portfolio, the fund’s investment in specialty chemicals and industrial gas companies helped it produce benchmark-beating returns.

Health care was another area of strength relative to the benchmark. The fund’s pharmaceutical and health care technology stocks stood out. These companies benefited from increased demand for generic drugs and from the government’s push for greater use of electronic records as a way to reduce health care-related costs.

On the other hand, the fund’s large positions in information technology and consumer discretionary stocks trailed the returns of those sectors in the benchmark. The information technology sector, representing close to a quarter of the fund’s assets, on average, turned in one of the poorest results for the period. Tech stocks had started the fiscal year with impressive gains amid optimism that business investment was set to pick up. But the stocks surrendered those gains and more in the second half of the year, as economic indicators turned negative.

Total Returns
Ten Years Ended October 31, 2011

Average
Annual Return
Mid-Cap Growth Fund	6.96%
Russell Midcap Growth Index	6.98
Mid-Cap Growth Funds Average	5.05
Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Consumer discretionary stocks delivered double-digit gains for the year, but trailed the benchmark in a few areas. The advisors’ selections among media companies fared poorly as advertisers and broadcasters struggled to cope with a slumping economy.

Financial stocks were the fund’s weakest performers. Poor selection in the investment banking and brokerage subsector weighed on the fund’s results.

The fund has performed solidly
throughout a turbulent decade
The Mid-Cap Growth Fund returned an average of 6.96% annually for the ten years ended October 31, 2011. As you can see in the table on page 5, the fund’s return was in line with that of its benchmark and better than the average return of peer funds. It’s a respectable long-term record given the turmoil in the stock markets over the past decade, including the financial crisis in 2008 and, more recently, the U.S. and European debt dramas.

The Mid-Cap Growth Fund has two advisors, each of which employs a fundamental stock selection methodology to identify midsized companies that have strong growth prospects. In addition to these advisors’ experience and skill, shareholders have benefited from the fund’s relatively low investment expenses. Keeping costs low, of course, helps you to keep more of your returns.

Diversification remains critical
amid volatile markets
As we’ve witnessed over the past year, stock markets can switch directions suddenly and without warning.

Such market volatility can be unsettling for investors, but it’s times like this that remind us how critical it is to maintain a well-balanced, diversified portfolio composed of stock, bond, and money market funds in proportions consistent with one’s goals, time horizon, and risk tolerance.

Recent Vanguard research* continues to show why diversification is important. One surprising finding: Over the past 85 years, a hypothetical portfolio made up of 50% stocks and 50% bonds would have produced statistically equivalent returns whether the U.S. economy was in or out of recession. Although we’d all like to see higher returns and a more stable marketplace, the simple fact is that diversified portfolios have provided reasonable returns through some incredible turmoil. Sticking with such a balanced portfolio through good times and bad has proved a productive approach.

* The commentary, Recessions and balanced portfolio returns, is available on vanguard.com.

6

It’s also important to diversify within an asset class, such as stocks; that way you get some access to whichever sectors or styles are in favor, and also some buffering when trends suddenly shift. Vanguard Mid-Cap Growth Fund, with its low costs and broad diversification among midsized companies with strong growth prospects, can play a useful role within the stock portion of a balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 11, 2011

7

Advisors’ Report

During the fiscal year ended October 31, 2011, Vanguard Mid-Cap Growth Fund returned 10.72%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on November 18, 2011.

William Blair & Company, L.L.C.

Portfolio Managers:
Robert C. Lanphier, Principal

David Ricci, CFA, Principal

Although the Russell Midcap Growth Index gained a respectable 10.08% in our fiscal year, the months following July brought extreme volatility and price plunges. Investors reacted against a discouraging economic and political environment in the United States, elevated fears concerning European sovereign debt, and negative developments in China.

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
William Blair & Company, L.L.C.	49	881	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Chartwell Investment Partners,	48	870	Uses a bottom-up, fundamental, research-driven
L.P.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Cash Investments	3	53	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

8

In this tumultuous environment, our portfolio benefited from strong stock selection, particularly in the consumer staples sector. Green Mountain Coffee Roasters, the single-cup coffee company, was our largest contributor both in absolute terms and relative to the benchmark for the 12-month period. Selection was also good in the industrial sector, where Fastenal (industrial supply distribution) and TransDigm (a supplier of engineered aircraft components) were the main contributors. Our picks among information technology and materials stocks also worked well.

On the other hand, stock selection in the consumer discretionary, energy, and financial sectors detracted from relative return. Weak performers included WMS Industries (slot machine manufacturer) and CarMax (used car retailer), both in the consumer discretionary sector, and Newfield Exploration (an oil and gas exploration firm) in the energy sector. Greenhill & Co. and Invesco were key detractors among financials.

Looking forward, one critical question is whether the deterioration in investor sentiment and the stock market’s volatility will translate into a decline in business confidence. If so, this could perpetuate lackluster hiring and capital expenditures along with the resulting domino effect on the rest of the economy. Such a crisis of confidence would be the biggest risk to corporate profits. Regarding the health of the global financial system, the European sovereign-debt problems and the uncertain prospects for emerging market growth are two of the largest macroeconomic risks.

Stock market valuations are attractive, however, and a reasonable amount of earnings deterioration has been priced in. Therefore, despite the heightened risk, we believe the market outlook remains balanced over the long haul, albeit with greater potential volatility in the short term.

For the long term, our philosophy remains steadfast. We seek to invest in quality growth companies that “control their own destiny” to a greater degree and are less dependent on overall economic growth than others. In the end, while we factor various economic scenarios into our stock-picking, we focus primarily on constructing the portfolio from a bottom-up perspective.

An indiscriminate sell-off across the entire market inevitably provides inefficiencies upon which we, as long-term investors, can capitalize. We continue to find good ideas across sectors, and we are confident that our portfolio consists of well-managed companies with solid competitive positions whose stocks are at attractive valuations compared to the growth and consistency of their business.

9

Chartwell Investment Partners, L.P.

Portfolio Managers:
Edward N. Antoian, CFA, CPA, Managing Partner

John A. Heffern, Managing Partner and Senior Portfolio Manager

Investment environment
The investment environment remains volatile as global financial markets wrestle with governments’ debt problems, decelerating corporate earnings, and the absence of international consensus on the way forward. Meanwhile, in the United States, it appears that the transition from government support and stimulus to fiscal discipline could have the effect of restraining near-term growth for the sake of securing our long-term economic foundation.

As tensions rise around the opposing forces, financial markets can seem to gyrate between relief and despair. Headlines, good and bad, are met with exaggerated market responses. This volatility leaves investors and corporations in a state of confusion over if, when, and where to invest. It argues for selectivity and for diversification, which should include continuing exposure to companies with long-term growth prospects that can eventually see them through the morass that is this unsettled financial market.

Against this backdrop, our portfolio decisions steadfastly reflect our bias toward quality, leadership, defensible profit margins, and a pattern of successful execution of growth-oriented business plans.

Successes. We had a number of stock selection successes within our top-performing sectors, industrials and health care. Goodrich, a supplier of aerospace components, systems, and services, was acquired by United Technologies to enhance its position in the aerospace and defense industry. We benefited from strength in specialty chemicals companies such as Airgas.

Watson Pharmaceuticals, a global specialty pharmaceuticals company with a major presence in the generics market, performed well thanks to its solid earnings, a strong product launch, and an earnings-enhancing acquisition. Overall, the company should continue to benefit from industry-wide tailwinds associated with long-term trends toward generic drugs.

Lastly, Ulta Salon, Cosmetics & Fragrance, a beauty-products retailer, experienced strong growth, meaningful margin expansion, and accelerating same-store sales despite the continuing worries within the consumer sectors about the level of Americans’ spending.

10

Shortfalls. The sectors detracting the most from performance were information technology and financial services. Earnings concerns led to some disappointments in technology, particularly among semiconductor companies (ON Semiconductor and NVIDIA) and telecommunications equipment makers (Polycom). Among our detractors in the financial sector were Assured Guaranty, which has been sold, and Affiliated Managers Group, which we still own.

In the consumer discretionary sector, Interpublic Group of Companies, an advertising agency that provides marketing, advertising, and media planning services, lagged its peers for a variety of reasons, including account losses that weighed on operating margins.

11

Mid-Cap Growth Fund

Fund Profile
As of October 31, 2011

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	122	469	3,749
Median Market Cap	$6.4B	$7.8B	$30.4B
Price/Earnings Ratio	22.7x	19.9x	14.9x
Price/Book Ratio	3.4x	3.6x	2.1x
Return on Equity	16.1%	18.3%	19.1%
Earnings Growth Rate 13.4%		10.1%	7.2%
Dividend Yield	0.6%	1.0%	2.0%
Foreign Holdings	2.8%	0.0%	0.0%
Turnover Rate	127%	—	—
Ticker Symbol	VMGRX	—	—
Expense Ratio[1]	0.51%	—	—
30-Day SEC Yield	0.01%	—	—
Short-Term Reserves	2.6%	—	—

Sector Diversification (% of equity exposure)

		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	19.0%	20.5%	12.4%
Consumer Staples	5.2	6.0	10.1
Energy	7.6	9.9	10.7
Financials	8.8	6.7	15.1
Health Care	14.2	13.2	11.1
Industrials	17.5	14.4	10.9
Information
Technology	22.1	19.0	19.3
Materials	4.2	8.5	4.3
Telecommunication
Services	1.3	1.5	2.6
Utilities	0.1	0.3	3.5

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	Index
R-Squared	0.97	0.91
Beta	0.90	0.96

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Airgas Inc.	Industrial Gases	2.6%
TransDigm Group Inc.	Aerospace &
	Defense	2.2
CarMax Inc.	Automotive Retail	2.1
Intercontinental
Exchange Inc.	Specialized Finance	2.0
Green Mountain Coffee	Packaged Foods &
Roasters Inc.	Meats	1.8
Affiliated Managers	Asset Management
Group Inc.	& Custody Banks	1.7
Mead Johnson Nutrition	Packaged Foods &
Co.	Meats	1.6
Clean Harbors Inc.	Environmental &
	Facilities Services	1.6
Silicon Laboratories Inc.	Semiconductors	1.5
Citrix Systems Inc.	Application
	Software	1.4
Top Ten		18.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 24, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2011, the expense ratio was 0.53%.

12

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2001, Through October 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mid-Cap Growth Fund	10.72%	4.59%	6.96%	$19,590
Dow Jones U.S. Total Stock Market
Index	7.67	0.90	4.82	16,011
Russell Midcap Growth Index	10.08	3.46	6.98	19,636
Mid-Cap Growth Funds Average	8.00	2.89	5.05	16,364

Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): October 31, 2001, Through October 31, 2011

See Financial Highlights for dividend and capital gains information.

13

Mid-Cap Growth Fund

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Mid-Cap Growth Fund	12/31/1997	3.20%	2.89%	6.26%

14

Mid-Cap Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (95.5%)[1]
Consumer Discretionary (18.3%)
*	CarMax Inc.	1,264,445	38,009
*	O’Reilly Automotive Inc.	326,100	24,800
*	Dick’s Sporting Goods Inc.	613,525	23,983
	Gentex Corp.	680,600	20,500
*	AutoZone Inc.	56,725	18,356
*	Bed Bath & Beyond Inc.	267,300	16,530
	Harman International
	Industries Inc.	331,213	14,295
	Tiffany & Co.	177,470	14,150
	Ross Stores Inc.	155,180	13,614
	Wyndham Worldwide Corp.	393,260	13,241
	Nordstrom Inc.	243,700	12,353
*	GNC Holdings Inc. Class A	453,725	11,230
*	Discovery
	Communications Inc.
	Class A	249,550	10,845
	Abercrombie & Fitch Co.	138,650	10,315
	Starwood Hotels &
	Resorts Worldwide Inc.	193,005	9,671
	Tractor Supply Co.	124,645	8,842
	Wynn Resorts Ltd.	66,025	8,768
	Family Dollar Stores Inc.	148,520	8,708
*	Chipotle Mexican Grill Inc.
	Class A	23,375	7,857
	VF Corp.	56,740	7,843
	Mattel Inc.	257,425	7,270
	Interpublic Group
	of Cos. Inc.	750,295	7,113
	Darden Restaurants Inc.	108,437	5,192
	DR Horton Inc.	390,350	4,344
*	Penn National Gaming Inc.	115,670	4,164
	Lennar Corp. Class A	228,020	3,771
*	Sally Beauty Holdings Inc.	174,985	3,358
			329,122
Consumer Staples (5.0%)
*	Green Mountain
	Coffee Roasters Inc.	485,970	31,598
	Mead Johnson Nutrition Co.	406,357	29,196

			Market
			Value
		Shares	($000)
	McCormick & Co. Inc.	281,400	13,665
	Hershey Co.	148,400	8,493
	Herbalife Ltd.	107,550	6,707
			89,659
Energy (7.2%)
*	Cameron
	International Corp.	388,200	19,076
*	Oil States International Inc.	270,260	18,813
*	Southwestern Energy Co.	371,400	15,614
	Range Resources Corp.	224,000	15,420
*	Denbury Resources Inc.	978,800	15,367
*	Concho Resources Inc.	127,075	12,037
*	Whiting Petroleum Corp.	253,835	11,816
*	Key Energy Services Inc.	876,350	11,331
	Cabot Oil & Gas Corp.	85,275	6,628
*	FMC Technologies Inc.	100,500	4,504
			130,606
Exchange-Traded Fund (0.3%)
^,2	Vanguard Mid-Cap ETF	82,700	6,089

Financials (8.1%)
*	IntercontinentalExchange
	Inc.	274,268	35,622
*	Affiliated Managers
	Group Inc.	337,965	31,299
	Discover Financial Services	744,174	17,533
	Webster Financial Corp.	711,772	13,979
	T Rowe Price Group Inc.	249,700	13,194
	Essex Property Trust Inc.	86,145	12,298
*	LPL Investment
	Holdings Inc.	362,700	10,522
	TD Ameritrade
	Holding Corp.	474,600	7,964
	Ares Capital Corp.	283,400	4,384
			146,795
Health Care (13.5%)
	Perrigo Co.	275,850	24,904
*	Watson
	Pharmaceuticals Inc.	321,610	21,599
*	Cerner Corp.	326,206	20,691

15

Mid-Cap Growth Fund

			Market
			Value
		Shares	($000)
*	HMS Holdings Corp.	783,100	19,139
*	IDEXX Laboratories Inc.	225,655	16,245
	AmerisourceBergen Corp.
	Class A	394,235	16,085
*	DaVita Inc.	203,500	14,245
*	Agilent Technologies Inc.	378,715	14,039
*	Sirona Dental Systems Inc.	282,130	13,514
	Humana Inc.	145,500	12,352
*	Illumina Inc.	355,730	10,893
*	Catalyst Health
	Solutions Inc.	196,730	10,814
*	CareFusion Corp.	372,182	9,528
*	ResMed Inc.	296,100	8,380
	Universal Health
	Services Inc. Class B	185,150	7,400
*	Intuitive Surgical Inc.	14,925	6,475
*	Mylan Inc.	328,075	6,420
*	Bruker Corp.	263,435	3,801
*	Mettler-Toledo
	International Inc.	24,125	3,706
*	SXC Health Solutions Corp.	55,225	2,586
*	Human Genome
	Sciences Inc.	138,250	1,418
			244,234
Industrials (16.7%)
*	TransDigm Group Inc.	424,425	39,862
*	Clean Harbors Inc.	496,761	28,946
	Fastenal Co.	639,614	24,363
	Gardner Denver Inc.	311,160	24,062
	Rockwell Automation Inc.	290,400	19,645
	Donaldson Co. Inc.	272,175	17,433
	AMETEK Inc.	413,415	16,338
*	United Rentals Inc.	678,095	15,874
*	Polypore International Inc.	278,000	14,581
*	Jacobs Engineering
	Group Inc.	363,200	14,092
*	Nielsen Holdings NV	447,500	13,134
*	WESCO International Inc.	269,850	13,077
	Timken Co.	284,900	12,000
*	Stericycle Inc.	130,290	10,890
	CH Robinson
	Worldwide Inc.	144,600	10,040
	Dover Corp.	179,700	9,979
	Expeditors International
	of Washington Inc.	213,600	9,740
^	Ritchie Bros
	Auctioneers Inc.	341,061	6,801
			300,857
Information Technology (21.1%)
*	Silicon Laboratories Inc.	643,485	27,509
*	Citrix Systems Inc.	357,900	26,066
*	Trimble Navigation Ltd.	599,421	24,223
*	Cognizant Technology
	Solutions Corp. Class A	332,425	24,184
	Solera Holdings Inc.	397,741	21,729
*	MICROS Systems Inc.	393,407	19,363

			Market
			Value
		Shares	($000)
*	Genpact Ltd.	1,080,174	17,445
	VeriSign Inc.	511,900	16,427
*	FleetCor Technologies Inc.	564,660	15,788
*	Informatica Corp.	325,330	14,802
	Amphenol Corp. Class A	297,500	14,128
	TE Connectivity Ltd.	377,400	13,417
	Intuit Inc.	245,075	13,153
	FLIR Systems Inc.	471,000	12,387
	Avago Technologies Ltd.	355,780	12,015
*	Cavium Inc.	344,400	11,258
	Cypress
	Semiconductor Corp.	550,055	10,511
*	Polycom Inc.	602,951	9,967
*	TIBCO Software Inc.	340,300	9,831
*	Fiserv Inc.	161,900	9,531
*	Concur Technologies Inc.	195,757	9,107
	Activision Blizzard Inc.	666,275	8,921
*	Ariba Inc.	267,342	8,469
*	VeriFone Systems Inc.	168,700	7,121
	Altera Corp.	180,450	6,843
*	Teradata Corp.	89,550	5,343
*	ANSYS Inc.	82,700	4,496
*	Nuance
	Communications Inc.	161,150	4,267
*	Acme Packet Inc.	61,750	2,236
			380,537
Materials (4.0%)
	Airgas Inc.	690,140	47,585
	Ecolab Inc.	451,010	24,283
			71,868
Telecommunication Services (1.3%)
*	SBA Communications
	Corp. Class A	602,100	22,934
Total Common Stocks
(Cost $1,476,379)			1,722,701
Temporary Cash Investments (5.6%)[1]
Money Market Fund (5.2%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.128%	93,834,151	93,834

16

	Mid-Cap Growth Fund

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.4%)
[5,6]	Fannie Mae
	Discount Notes,
	0.050%, 12/5/11	2,500	2,500
5	Fannie Mae
	Discount Notes,
	0.045%, 12/14/11	2,630	2,629
[5,6]	Fannie Mae
	Discount Notes,
	0.025%, 12/28/11	200	200
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.025%, 12/2/11	300	300
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.040%, 1/27/12	500	500
[5,6]	Freddie Mac Discount
	Notes, 0.050%, 12/15/11	110	110
[5,6]	Freddie Mac Discount
	Notes, 0.035%, 12/27/11	100	100
			6,339
Total Temporary Cash Investments
	(Cost $100,174)		100,173
	Total Investments (101.1%)
	(Cost $1,576,553)		1,822,874
Other Assets and Liabilities (-1.1%)
	Other Assets		20,901
	Liabilities[4]		(40,172)
			(19,271)
	Net Assets (100%)
Applicable to 92,987,549 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,803,603
	Net Asset Value Per Share		$19.40

At October 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	1,526,821
Overdistributed Net Investment Income	(456)
Accumulated Net Realized Gains	27,750
Unrealized Appreciation (Depreciation)
Investment Securities	246,321
Futures Contracts	3,167
Net Assets	1,803,603

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $6,020,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.1% and 3.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $6,402,000 of collateral received for securities on loan.
5 The issuer is under federal conservatorship and is dependent upon the continued support of the U.S. Treasury to avoid receivership.
6 Securities with a value of $3,460,000 have been segregated as initial margin for open futures contracts.
7 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Statement of Operations

Year Ended
October 31, 2011
($000)
Investment Income
Income
Dividends[1]	12,738
Interest[1]	159
Security Lending	40
Total Income	12,937
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,038
Performance Adjustment	235
The Vanguard Group—Note C
Management and Administrative	4,682
Marketing and Distribution	435
Custodian Fees	44
Auditing Fees	29
Shareholders’ Reports	34
Trustees’ Fees and Expenses	4
Total Expenses	9,501
Expenses Paid Indirectly	(101)
Net Expenses	9,400
Net Investment Income	3,537
Realized Net Gain (Loss)[1]
Investment Securities Sold	254,892
Futures Contracts	(1,886)
Realized Net Gain (Loss)	253,006
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(102,830)
Futures Contracts	339
Change in Unrealized Appreciation (Depreciation)	(102,491)
Net Increase (Decrease) in Net Assets Resulting from Operations	154,052

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $73,000, $147,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,537	63
Realized Net Gain (Loss)	253,006	144,225
Change in Unrealized Appreciation (Depreciation)	(102,491)	181,054
Net Increase (Decrease) in Net Assets Resulting from Operations	154,052	325,342
Distributions
Net Investment Income	(1,806)	(1,593)
Realized Capital Gain	—	—
Total Distributions	(1,806)	(1,593)
Capital Share Transactions
Issued	603,585	315,543
Issued in Lieu of Cash Distributions	1,759	1,550
Redeemed	(515,747)	(307,588)
Net Increase (Decrease) from Capital Share Transactions	89,597	9,505
Total Increase (Decrease)	241,843	333,254
Net Assets
Beginning of Period	1,561,760	1,228,506
End of Period[1]	1,803,603	1,561,760

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($456,000) and ($1,753,000).

See accompanying Notes, which are an integral part of the Financial Statements.

19

Mid-Cap Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$17.54	$13.86	$11.82	$20.90	$19.12
Investment Operations
Net Investment Income	.040[1]	.001	.021[2]	.035	.044
Net Realized and Unrealized Gain (Loss)
on Investments	1.840	3.697	2.059	(8.024)	4.455
Total from Investment Operations	1.880	3.698	2.080	(7.989)	4.499
Distributions
Dividends from Net Investment Income	(.020)	(.018)	(.040)	(.045)	(.044)
Distributions from Realized Capital Gains	—	—	—	(1.046)	(2.675)
Total Distributions	(.020)	(.018)	(.040)	(1.091)	(2.719)
Net Asset Value, End of Period	$19.40	$17.54	$13.86	$11.82	$20.90

Total Return[3]	10.72%	26.70%	17.70%	-40.02%	26.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,804	$1,562	$1,229	$881	$1,289
Ratio of Total Expenses to
Average Net Assets[4]	0.53%	0.51%	0.60%	0.55%	0.56%
Ratio of Net Investment Income to
Average Net Assets	0.20%[1]	0.00%	0.16%[2]	0.20%	0.27%
Portfolio Turnover Rate	127%	88%	125%	85%	70%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.02 and 0.11%, respectively, resulting from a special dividend from Verisign Inc. in December 2010.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.02 and 0.19%, respectively, resulting from a special dividend from TransDigm Group Inc. in October 2009.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), 0.02%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

21

Mid-Cap Growth Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. William Blair & Company, L.L.C., and Chartwell Investment Partners, L.P., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell Midcap Growth Index. The basic fee for Chartwell Investment Partners, L.P., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before an increase of $235,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2011, the fund had contributed capital of $280,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2011, these arrangements reduced the fund’s expenses by $101,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

22

Mid-Cap Growth Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,722,701	—	—
Temporary Cash Investments	93,834	6,339	—
Futures Contracts—Liabilities[1]	(1,209)	—	—
Total	1,815,326	6,339	—
1 Represents variation margin on the last day of the reporting period.

F. At October 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P MidCap 400 Index	December 2011	399	35,355	2,258
E-mini Russell 2000 Index	December 2011	148	10,942	909

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $434,000 from overdistributed net investment income, and $4,624,000 from accumulated net realized gains, to paid-in capital.

The fund used a capital loss carryforward of $217,146,000 to offset taxable capital gains realized during the year ended October 31, 2011, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2011, the fund had $2,350,000 of ordinary income and $32,997,000 of long-term capital gains available for distribution.

23

Mid-Cap Growth Fund

At October 31, 2011, the cost of investment securities for tax purposes was $1,578,458,000.

Net unrealized appreciation of investment securities for tax purposes was $244,416,000, consisting of unrealized gains of $293,225,000 on securities that had risen in value since their purchase and $48,809,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2011, the fund purchased $2,277,799,000 of investment securities and sold $2,174,513,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Year Ended October 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	30,883	20,103
Issued in Lieu of Cash Distributions	93	104
Redeemed	(27,015)	(19,798)
Net Increase (Decrease) in Shares Outstanding	3,961	409

J. In preparing the financial statements as of October 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

24

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Mid-Cap Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mid-Cap Growth Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 12, 2011

Special 2011 tax information (unaudited) for Vanguard Mid-Cap Growth Fund

This information for the fiscal year ended October 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $4,624,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $1,806,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mid-Cap Growth Fund
Periods Ended October 31, 2011

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	10.72%	4.59%	6.96%
Returns After Taxes on Distributions	10.70	3.81	6.55
Returns After Taxes on Distributions and Sale of Fund Shares	6.99	3.72	6.02

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended October 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	4/30/2011	10/31/2011	Period
Based on Actual Fund Return	$1,000.00	$912.08	$2.60
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.48	2.75

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.54%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3010 122011

Annual Report | October 31, 2011

Vanguard International ExplorerTMFund

> Vanguard International Explorer Fund returned –7.60% for the 12 months ended October 31, 2011, lagging its benchmark index and the average return of its peers.

> International stocks trailed their U.S. counterparts as Europe’s debt crisis worsened.

> Consumer discretionary and energy sector stocks hurt fund performance most, while telecommunications holdings produced the highest return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Trustees Approve Advisory Agreements.	35
Glossary.	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2011

Total
Returns
Vanguard International Explorer Fund	-7.60%
S&P EPAC SmallCap Index	-2.42
International Small-Cap Funds Average-g	-4.66
International Small-Cap Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2010 , Through October 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Explorer Fund	$15.81	$14.41	$0.224	$0.000

Chairman’s Letter

Dear Shareholder,

Global financial markets ignored a spate of bad news and steadily rose through the first six months of the fiscal year behind solid corporate earnings and an economic recovery that appeared tobe on track. But the news turned from bad to worse in the second half, and global markets sank as Europe’s debt problems mounted.

Vanguard International Explorer Fund, which marked its fifteenth anniversary in November, just after the close of its fiscal year, returned –7.60% under these gloomy conditions. This result trailed that of the fund’s benchmark, the Standard & Poor’s Europe Pacific Asia Composite SmallCap Index, and the average return of its international small-capitalization peers.

In a challenging market environment in which the European debt crisis intensified as the period continued, the advisors’ investment decisions in Europe hurt the fund’s performance relative to the benchmark index. Among the industry sectors, consumer discretionary and energy lagged most, while the top performer was telecommunication services.

If you own this fund in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year later in this report.

For the markets,
an anxious 12 months
International stock markets returned a combined –4.66% for the period, as stock prices retreated in Europe and in the Pacific region’s developed economies and emerging markets, where growth has moderated.

U.S. stock indexes ended the 12 months with solid returns, though the gains were shadowed by anxiety. This turbulence was so pronounced, in fact, that a one-month change in the start date would have yielded a very different perspective on performance. For the 12 months through October 31, the broad U.S. stock market returned 7.67%. For the 12 months ended September 30, however, the return was a mere 0.31%.

Unsteady yields reflected
fast-changing sentiment
Taxable bonds produced strong returns and municipal bonds solid but unspectacular results, though as in the stock market, investor sentiment was volatile. The yield of the 10-year U.S. Treasury note, a benchmark for longer- term interest rates, began the 12 months at 2.61%, drifted higher as the economic expansion seemed to gather steam, then fluttered lower to close the period at 2.17%. The decline in Treasury yields (and rise in prices) was driven by Europe’s sovereign-debt dramas, underwhelming economic reports, and a flight to safety that was prompted, paradoxically, by a rating agency’s decision to downgrade the

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	8.01%	12.22%	0.54%
Russell 2000 Index (Small-caps)	6.71	12.87	0.68
Dow Jones U.S. Total Stock Market Index	7.67	12.58	0.90
MSCI All Country World Index ex USA (International)	-4.66	12.92	-0.37

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.00%	8.87%	6.41%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.78	8.31	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.10	0.15	1.53

CPI
Consumer Price Index	3.53%	1.49%	2.33%

U.S. government debt. Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.

Taxable investment-grade bonds returned 5.00% for the full 12 months. It’s important to note, of course, that as yields decline, the opportunity for similarly strong returns diminishes. The broad municipal market returned 3.78%. The returns on money market instruments hovered near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Advance turns to retreat
on Europe’s troubles
Vanguard International Explorer Fund’s advisors, Schroder Investment Management North America Inc. and Wellington Management Company, LLP, search for small-capitalization companies with superior earnings and cash flow at attractive valuations. At times, the fund’s investment landscape can seem lush with opportunities. In this 12-month period, however, conditions grew increasingly harsh as the year wore on. The fund performed impressively through the first half despite a series of geopolitical problems and events: turmoil in the Middle East and North Africa, the tragic earthquake and nuclear disaster in Japan, and continued sovereign-debt concerns in Europe. But the early gains were more than offset in the second half as the debt crisis deepened and the global economy stumbled.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
International Explorer Fund	0.39%	1.57%

The fund expense ratio shown is from the prospectus dated February 24, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2011, the fund’s expense ratio was 0.42%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: International Small-Cap Funds.

Developed markets in Europe represented more than half the fund’s assets and were the largest holding by region. The negative effect of this large allocation was compounded by disappointing stock choices that were a leading cause of the fund’s underperformance relative to its benchmark index. While the fund’s exposure to Greece was much less than 1%, the nation’s debt problems reverberated across the region. The poorest results came from France and the United Kingdom, but Norway and Ireland were also trouble spots. French materials firms and British energy companies were among the worst performers. Subpar stock selection in the region’s consumer discretionary sector also restrained returns.

The fund’s holdings in the Pacific region’s developed markets, which accounted for approximately one-third of assets, returned about 7% and outperformed their counterparts in the index. The largest contribution in the region came from Australia, where a rise in commodity prices drove the materials sector. Although Japan, the fund’s largest country weighting, was struck by the tragic earthquake and nuclear crisis in March, its stocks managed to climb about 9%. Japan’s materials and industrial sectors drove the gains as the nation rebounded from catastrophe.

Emerging markets, which make up about 11% of the fund’s assets, had a rougher time. China and Brazil, growth leaders in past years and the two largest emerging

Total Returns
Ten Years Ended October 31, 2011

Average
Annual Return
International Explorer Fund	10.16%
S&P EPAC SmallCap Index	10.01
International Small-Cap Funds Average	9.42
International Small-Cap Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

markets holdings, both stumbled. China’s stocks returned about –32% and Brazil’s about –20%; the leading culprit for both countries was the consumer discretionary sector.

Although the Philippines represents just a sliver of the fund’s assets, a rise of about 32% in its energy stocks offset some of the problems incurred by other emerging markets countries. On the other end of the spectrum, the fund’s tiny allocation to the North American region plunged, returning about –61% on bad news from Canadian-listed materials and energy stocks.

Across the sectors, telecommunication services stocks rose about 28% and made up for some of the shortfalls in other areas, notably consumer discretionary, energy, and financials. Small-cap financial stocks held up better than their large-cap counterparts, which included the giant diversified financial firms that continued to struggle in the wake of the financial crisis.

Over the long haul,
the fund’s record shines
Vanguard’s consistent view is that shareholders are better served by taking a long-term approach, and International Explorer’s performance is most impressive when viewed through that lens.

For the past ten years, the fund has recorded an average annual return of 10.16%, a bit better than the 10.01% annualized return of its benchmark and the 9.42% average annual return of its peers. As I mentioned earlier in this report, International Explorer celebrated its fifteenth anniversary in November. Since November 30, 1996, the fund has posted an average annual return of 9.34%, surpassing the 5.76% average annual return of its benchmark and the 7.80% result of its peers.

Schroder deserves most of the credit for the fund’s competitive long-term results. The firm’s skill and experience in selecting stocks has been an advantage, along with Vanguard’s traditionally low costs, which allow shareholders to keep more of the fund’s return. Wellington was added as a second advisor in 2010, an addition that confirms Vanguard’s commitment to the multimanager structure and the diversification it can add to a well-balanced portfolio.

For more information on both advisors’ investment strategies, please see the Advisors’ Report following this letter.

Lessons of diversification
apply to foreign stocks
While international and U.S. stock markets are linked by the global economy, they don’t move in tandem. Experience indicates that bear markets are contagious, but even within that framework, international regions behave differently from each other and U.S. markets. Research shows the divergences are more pronounced during bull markets.

In the short-term, it’s impossible to know which way the markets are headed next or which sector, style, or market capitalization range will take the lead. That’s why Vanguard counsels investors to build a portfolio that is diversified within and across asset classes––including international equities––and that fits their time horizon, goals, and risk tolerance.

The International Explorer Fund, with its focus on small-cap stocks, can add diversification to your portfolio by providing low-cost exposure to foreign companies with prospects for long-term growth.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2011

Advisors’ Report

For the fiscal year ended October 31, 2011, Vanguard International Explorer Fund returned –7.60%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment. The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on November 21, 2011.

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	94	2,052	The advisor employs a fundamental investment
Management North America Inc.			approach that considers macroeconomic factors while
			focusing primarily on company-specific factors,
			including a company’s potential for long-term growth,
			financial condition, quality of management, and
			sensitivity to cyclical factors. The advisor also
			considers the relative value of a company’s securities
			compared with those of other companies and the
			market as a whole.
Wellington Management	4	94	The advisor employs a traditional, bottom-up approach
Company, LLP			that is opportunistic in nature, relying on global and
			regional research resources to identify both
			growth-oriented and neglected or misunderstood
			companies.
Cash Investments	2	41	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Schroder Investment Management
North America Inc.

Portfolio Manager:
Matthew F. Dobbs
Head of Global Small Companies

Despite a significant correction in the final quarter of the fiscal year, international small-cap equities were only modestly down over the 12-month period and outperformed their larger peers. The S&P EPAC SmallCap Index returned –2.42% and the S&P EPAC LargeMidCap Index returned –3.19% for the period.

Investor sentiment was buoyed in the first half of the year by the November 2010 confirmation of further quantitative easing by the U.S. Federal Reserve and the accompanying fiscal package. Strains in the Eurozone were somewhat quiescent as investors anticipated a healthy recovery in developed economies in line with improvements in leading indicators. However, the mood changed in the second half amid slowing global growth, inflationary pressures, and credit tightening in a number of emerging economies, as well as intensified concerns over peripheral European debt problems.

In terms of regional divergences, Japan was the best-performing market, as outperformance by smaller companies was most significant. Small-caps underperformed in other regions, and the continental European markets offered the weakest absolute returns. In sector terms, consumer staples and utilities offered positive returns, while financials and information technology lagged.

Our stock selection in Europe was disappointing. In the United Kingdom, key areas of weakness were in industrials, energy (Gulfsands Petroleum), and information technology (CSR, PV Crystalox). Selections also fell short in the rest of Europe, most notably in consumer cyclicals (BYGGmax, TomTom), energy (Bourbon), and materials (Aperam, Smurfit Kappa).

Regional allocation had a negative impact, as well. We underweighted Japan, which performed relatively well because of the strength of the yen and anticipation of the impact of the fiscal packages announced in the wake of the March earthquake and tsunami. Our two Canadian holdings, Sino-Forest and Niko Resources, and our Latin American exposure also detracted.

Our holdings in other Pacific-region countries generally added value; notable contributors included Australian zircon producer Iluka Resources, Philippine coal and electric power company Semirara, and Australian-based packaging group Amcor. Stocks sensitive to domestic demand in China, such as Ports Design and Evergreen International, were areas of weakness.

Our focus remains on identifying companies that offer sustainable and relatively visible long-term growth prospects, with sound balance sheets and strong management. These can be found in a wide range of regions and sectors, and the portfolio continues to exhibit a high degree of diversification. Regional positioning remained fairly stable over the year, although we added modestly to our holdings in Pacific countries other than Japan and trimmed our allocation to the United Kingdom and Canada. Key overweighted positions at year-end were Pacific ex-Japan and emerging markets; we were underweighted in Europe.

In sector terms, we added to materials, consumer cyclicals, health care, and financials (although the last remains our biggest underweighting relative to the index) and reduced our holdings in industrials and information technology. At year-end, energy and materials were key overweightings, balanced by underweightings in financials and information technology.

Wellington Management Company, LLP

Portfolio Manager:
Simon H. Thomas
Senior Vice President and Equity Portfolio Manager

Global equities fell for the period amid heightened volatility as unrest in North Africa and the Middle East, the devastating earthquake and tsunami in Japan, and the European sovereign-debt crisis increased investor uncertainty.

Our portfolio enjoyed strong performance among consumer discretionary and information technology holdings. Allocation among sectors, largely a result of our bottom-up stock selection process, was modestly positive. At a regional level, our stock selection in and underweighted allocation to Europe during a particularly volatile time in the region’s equity markets aided relative performance. The fund’s overweighting to Japan also contributed, as the equity market rebounded after the natural disasters in that country.

Top contributors to relative returns were Start Today, Cosmos Pharmaceutical, and Hotel Shilla. Shares of Start Today, a Japan-based online retail company and service provider for third-party e-commerce operations, advanced sharply during the period. The firm is benefiting from rising e-commerce volumes as online purchases constitute a greater share of overall retail spending. In addition to achieving strong transaction volumes domestically, the company also announced its entry into China.

Shares of Cosmos Pharmaceutical, a Japan-based regional drugstore chain operator, rose as the company’s results beat earlier estimates and raised its earnings projections. Cosmos Pharmaceutical’s stores dominate regionally with strong foot traffic and low pricing, making it less economically sensitive and therefore relatively defensive in a volatile market environment. Shares of Hotel Shilla, an operator of hotels and duty-free shops in South Korea, increased in price as the company benefited from an increase in tourism from China, which rose by 19% year-over-year between June and August. Other notable contributors to absolute returns were Germany-based tire retailer Delticom and Japan-based electronic commerce company Kakaku.com.

The largest detractors from relative performance during the period were Thomas Cook Group, Indofood Agri

Resources, and Temenos Group. Shares of Thomas Cook Group, a U.K.-based travel agent and provider of leisure travel services, dropped as investors worried about declining consumer spending in Europe, rising online competition, and the company’s rising debt level. We take confidence from the fact that a significant portion of Thomas Cook’s revenues comes from Scandinavian and German customers, who continue to spend. Also, the company’s banks extended the maturity and lowered the rate of its loans, which we view as a positive sign.

Shares of palm oil producer Indofood Agri Resources lagged the market following the announcement of a corporate restructuring plan. Shares of Temenos Group, a Switzerland-based provider of risk management software to retail banks, fell as uncertainty and confusion in the European financial markets combined with a delay in some of the company’s orders worried the market. Other notable detractors included Australian energy provider Karoon Gas and China-based systems and engineering firm China Automation Group.

As recent market volatility reflects, the macroeconomic environment remains uncertain, and geopolitical tension, inflation, and sovereign-debt concerns still overhang financial markets. We continue to focus our research on the individual company level. Our portfolio holds a diversified mixture of relatively inexpensive companies with above-average growth, strong market positions, skilled management teams, and solid balance sheets. We believe these holdings are well-positioned to perform across a number of different economic scenarios.

At the end of the period, we were most overweighted in the consumer discretionary, energy, health care, and industrial sectors and most underweighted in financials and information technology relative to the benchmark. On a regional basis, our most underweighted position at the end of the period was Europe, which was offset by overweightings in Japan and select emerging-market countries.

International Explorer Fund

Fund Profile
As of October 31, 2011

Portfolio Characteristics
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Number of Stocks	351	3,373	1,861
Median Market Cap	$1.6B	$1.4B	$27.3B
Price/Earnings Ratio	15.3x	13.9x	11.6x
Price/Book Ratio	1.3x	1.2x	1.4x
Return on Equity	13.8%	11.5%	17.8%
Earnings Growth Rate	5.8%	3.9%	2.5%
Dividend Yield	2.5%	2.9%	3.4%
Turnover Rate	43%	—	—
Ticker Symbol	VINEX	—	—
Expense Ratio[1]	0.39%	—	—
Short-Term Reserves	3.0%	—	—

Sector Diversification (% of equity exposure)

		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Consumer
Discretionary	20.5%	18.0%	9.1%
Consumer Staples	5.6	6.2	9.6
Energy	8.1	3.3	11.5
Financials	13.1	18.7	23.5
Health Care	5.2	5.7	6.7
Industrials	24.1	23.9	10.4
Information
Technology	5.6	9.4	6.4
Materials	14.3	11.1	12.3
Telecommunication
Services	2.7	1.5	6.4
Utilities	0.8	2.2	4.1

Volatility Measures
	S&P
	EPAC	MSCI AC
	SmallCap	World Index
	Index	ex USA
R-Squared	0.98	0.96
Beta	0.98	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Freenet AG	Wireless
	Telecommunication
	Services	1.4%
DCC plc	Industrial
	Conglomerates	1.3
Delta Lloyd NV	Life & Health
	Insurance	1.2
Imtech NV	Construction &
	Engineering	1.1
Fletcher Building Ltd.	Construction
	Materials	1.1
Helvetia Holding AG	Multi-Line
	Insurance	1.1
Fugro NV	Oil & Gas
	Equipment &
	Services	1.1
Amcor Ltd.	Paper Packaging	1.1
Computershare Ltd.	Data Processing &
	Outsourced
	Services	1.0
Kuoni Reisen Holding AG	Hotels, Resorts &
	Cruise Lines	1.0
Top Ten		11.4%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 24, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2011, the expense ratio was 0.42%.

International Explorer Fund

Market Diversification (% of equity exposure)

		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Europe
United Kingdom	16.2%	19.6%	14.8%
Germany	8.5	7.2	5.5
France	5.4	8.0	7.0
Netherlands	4.8	2.1	1.6
Switzerland	4.2	7.8	5.6
Ireland	2.9	0.4	0.2
Italy	2.4	2.5	1.8
Norway	2.2	1.1	0.7
Denmark	2.1	0.9	0.8
Belgium	1.3	1.0	0.6
Austria	1.0	0.4	0.2
Sweden	1.0	3.2	2.1
Other	1.0	4.8	3.4
Subtotal	53.0%	59.0%	44.3%
Pacific
Japan	20.6%	20.9%	13.6%
Australia	9.6	8.7	6.1
Singapore	2.9	1.6	1.2
New Zealand	1.2	0.2	0.1
Other	0.5	2.6	2.4
Subtotal	34.8%	34.0%	23.4%
Emerging Markets
China	2.9%	0.5%	4.1%
South Korea	2.2	5.6	3.9
Brazil	2.1	0.0	3.9
Indonesia	1.6	0.0	0.7
India	1.2	0.0	2.1
Other	1.3	0.0	10.1
Subtotal	11.3%	6.1%	24.8%
North America	0.9%	0.1%	7.0%
Middle East	0.0%	0.8%	0.5%

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2001, Through October 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
International Explorer Fund	-7.60%	-1.01%	10.16%	$26,309
MSCI All Country World Index ex USA	-4.25	0.08	8.05	21,698
S&P EPAC SmallCap Index	-2.42	-1.18	10.01	25,968
International Small-Cap Funds Average	-4.66	-0.54	9.42	24,598

International Small-Cap Funds Average: Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): October 31, 2001, Through October 31, 2011

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.
See Financial Highlights for dividend and capital gains information.

International Explorer Fund

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Explorer Fund	11/4/1996	-11.45%	-1.85%	9.64%

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.

International Explorer Fund

Financial Statements

Statement of Net Assets
As of October 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (94.7%)[1]
Australia (8.8%)
	Amcor Ltd.	3,209,621	23,482
	Computershare Ltd.	2,903,648	22,947
	Ansell Ltd.	1,509,948	22,085
^	Myer Holdings Ltd.	5,798,890	15,827
	Iluka Resources Ltd.	894,309	14,868
	Coca-Cola Amatil Ltd.	1,130,897	14,599
	Sims Metal
	Management Ltd.	981,703	14,159
	Incitec Pivot Ltd.	2,785,350	10,089
*	Dart Energy Ltd.	15,642,543	10,068
*	James Hardie
	Industries SE	1,382,832	8,957
	Mirvac Group	6,561,450	8,592
^	Fairfax Media Ltd.	7,105,856	6,890
	Transfield Services Ltd.	2,763,958	6,596
^,*	Mesoblast Ltd.	617,926	5,254
	NRW Holdings Ltd.	507,198	1,290
	WorleyParsons Ltd.	31,865	925
	Challenger Ltd.	163,141	778
	Domino’s Pizza
	Enterprises Ltd.	98,195	692
	Seek Ltd.	101,941	661
*	Karoon Gas Australia Ltd.	135,172	624
	SAI Global Ltd.	123,705	616
	Whitehaven Coal Ltd.	84,171	521
	Skilled Group Ltd.	229,760	438
	Cochlear Ltd.	6,788	417
			191,375
Austria (1.0%)
	Mayr Melnhof Karton AG	155,000	14,349
	Rosenbauer
	International AG	113,000	4,658
	Andritz AG	11,657	1,030
	Zumtobel AG	31,692	657
	Schoeller-Bleckmann
	Oilfield Equipment AG	7,184	568
			21,262

		Market
		Value
	Shares	($000)
Belgium (1.3%)
Tessenderlo Chemie NV	340,000	10,550
Nyrstar	950,000	8,308
D’ieteren SA/NV	53,059	3,020
EVS Broadcast
Equipment SA	55,000	2,815
^ Melexis NV	95,000	1,336
UCB SA	24,256	1,066
Cie d’Entreprises CFE	10,865	610
* Nyrstar	350,000	—
* Tessenderlo Chemie NV	500	—
		27,705
Brazil (2.0%)
Localiza Rent a Car SA	723,673	10,862
Cyrela Brazil Realty SA
Empreendimentos
e Participacoes	1,129,037	9,956
PDG Realty SA
Empreendimentos
e Participacoes	1,766,747	7,800
Hypermarcas SA	1,170,309	6,367
^ Cia Brasileira de
Distribuicao Grupo Pao
de Acucar ADR	99,014	3,880
Anhanguera Educacional
Participacoes SA	236,278	3,511
Arezzo Industria
e Comercio SA	83,700	1,107
CETIP SA - Balcao
Organizado de Ativos
e Derivativos	42,791	586
Brasil Insurance
Participacoes
e Administracao SA	30,000	292
		44,361
Canada (0.9%)
Niko Resources Ltd.	334,368	18,393
Pacific Rubiales
Energy Corp.	13,300	310
		18,703

International Explorer Fund

			Market
			Value
		Shares	($000)
China (2.8%)
	Ports Design Ltd.	5,670,000	10,111
	Beijing Capital
	International Airport
	Co. Ltd.	22,472,000	10,091
	Parkson Retail Group Ltd.	5,593,500	7,117
	Yuexiu Transport
	Infrastructure Ltd.	15,190,000	6,557
^	Leoch International
	Technology Ltd.	17,090,000	5,586
^	West China Cement Ltd.	28,628,000	5,306
^	Shougang Concord
	International
	Enterprises Co. Ltd.	56,068,000	3,897
	Guangzhou Automobile
	Group Co. Ltd.	3,469,870	3,462
	Concord Medical Services
	Holdings Ltd. ADR	804,038	2,943
	Evergreen International
	Holdings Ltd.	10,475,000	2,930
	Daphne International
	Holdings Ltd.	784,000	819
*	Ctrip.com
	International Ltd. ADR	16,600	579
	Microport Scientific Corp.	913,000	516
^,*	Hollysys Automation
	Technologies Ltd.	38,300	333
	China Automation
	Group Ltd.	857,000	298
			60,545
Denmark (2.1%)
	Sydbank A/S	770,000	14,260
	Tryg A/S	250,000	13,899
*	Jyske Bank A/S	440,000	12,789
	Solar A/S Class B	84,614	3,485
	DSV A/S	40,629	814
			45,247
Finland (0.1%)
	Nokian Renkaat Oyj	20,563	753
	Tikkurila Oyj	36,978	719
			1,472
France (5.0%)
	Groupe Eurotunnel SA	2,300,000	20,718
*	Club Mediterranee	1,000,000	18,903
^	Bourbon SA	569,000	15,793
^	Rubis	235,598	13,389
	Saft Groupe SA	350,000	10,634
	Medica SA	450,000	8,963
*	Store Electronic	315,000	4,599
	Pierre & Vacances	97,463	3,798
	IPSOS	80,000	2,618
	Alten Ltd.	76,000	2,164
	Lectra	250,000	1,884
^	Bollore	5,119	1,177
	CFAO SA	22,438	867

			Market
			Value
		Shares	($000)
	Imerys SA	13,076	744
	Wendel SA	8,715	646
	Eurazeo	13,043	622
	ICADE	6,538	585
	Eurofins Scientific	5,311	477
	Sechilienne-Sidec	21,836	407
	Accor SA	10,209	334
	Sword Group	16,666	300
			109,622
Germany (8.1%)
^	Freenet AG	2,400,000	30,940
	MTU Aero Engines
	Holding AG	317,964	21,292
	Rheinmetall AG	400,713	21,251
	Bilfinger Berger SE	230,000	20,529
*	Kabel Deutschland
	Holding AG	220,000	12,478
	Wirecard AG	648,000	10,307
*	SAF-Holland SA	1,440,000	8,880
*	Tipp24 SE	180,000	8,379
	Grenkeleasing AG	140,000	7,705
	Takkt AG	498,200	6,336
*	Tom Tailor Holding AG	400,000	6,224
	XING AG	54,221	4,537
	CompuGroup Medical AG	315,000	4,054
	STRATEC Biomedical AG	99,285	4,031
*	RIB Software AG	500,000	3,101
*	Prime Office REIT AG	381,761	2,525
	Cewe Color Holding AG	45,000	1,750
	Delticom AG	9,987	1,113
	Rhoen Klinikum AG	32,470	648
*	Gildemeister AG	31,758	461
			176,541
Hong Kong (0.5%)
	Kerry Properties Ltd.	1,601,500	5,877
	Dah Sing Banking
	Group Ltd.	4,433,000	4,313
^	Techtronic Industries Co.	852,000	737
	ASM Pacific
	Technology Ltd.	42,400	466
			11,393
India (1.2%)
*	Cairn India Ltd.	2,322,073	14,127
	Shriram Transport
	Finance Co. Ltd.	966,144	12,092
	Jyothy Laboratories Ltd.	51,374	150
			26,369
Indonesia (1.5%)
	Semen Gresik
	Persero Tbk PT	11,066,000	11,775
	Ciputra Property TBK PT	166,055,500	8,654
	Bank Mandiri Tbk PT	8,164,000	6,512
	United Tractors Tbk PT	2,287,833	6,293
			33,234

International Explorer Fund

			Market
			Value
		Shares	($000)
Ireland (2.8%)
	DCC plc	1,000,000	27,667
	Irish Continental Group plc	550,000	11,218
	Grafton Group plc	2,600,000	10,032
*	Smurfit Kappa Group plc	1,300,000	8,915
	IFG Group plc	2,400,000	3,749
			61,581
Italy (2.3%)
	Prysmian SPA	1,350,000	20,408
	Azimut Holding SPA	2,200,000	17,149
*	Natuzzi SPA ADR	1,705,086	4,212
*	Sorin SPA	1,960,000	4,097
	DiaSorin SPA	54,000	1,748
*	Salvatore Ferragamo Italia
	SPA	85,314	1,382
	Iren SPA	593,412	718
	Immobiliare Grande
	Distribuzione	368,683	551
			50,265
Japan (19.1%)
	Modec Inc.	1,077,700	18,814
	Musashi Seimitsu
	Industry Co. Ltd.	774,400	18,306
	Koito Manufacturing
	Co. Ltd.	1,002,000	15,103
	Nifco Inc.	570,300	14,874
^	Arcs Co. Ltd.	770,300	13,715
	Tokai Tokyo Financial
	Holdings Inc.	4,861,000	13,501
^	Nichi-iko
	Pharmaceutical Co. Ltd.	562,500	13,271
	Nihon Parkerizing Co. Ltd.	939,000	12,641
	OSAKA Titanium
	Technologies Co.	227,200	12,514
	NEC Networks & System
	Integration Corp.	812,400	12,215
	Nippon Thompson
	Co. Ltd.	1,872,000	12,057
	Kureha Corp.	2,642,000	11,800
	Glory Ltd.	545,000	11,665
	Tsuruha Holdings Inc.	221,800	11,332
	Accordia Golf Co. Ltd.	15,276	11,247
	Tsumura & Co.	399,400	11,233
^	Toyo Tanso Co. Ltd.	236,000	10,950
	Nippon Soda Co. Ltd.	2,336,000	10,753
	Daido Steel Co. Ltd.	1,767,000	10,708
	Lintec Corp.	504,900	10,666
	Nitta Corp.	578,700	10,505
	Trusco Nakayama Corp.	560,900	10,392
	Hitachi Transport
	System Ltd.	578,100	10,059
	Kuroda Electric Co. Ltd.	881,000	9,593
	JSP Corp.	633,400	9,297

			Market
			Value
		Shares	($000)
	Asahi Diamond Industrial
	Co. Ltd.	627,600	9,242
	Nabtesco Corp.	357,800	7,836
	Exedy Corp.	265,300	7,686
	Yushin Precision
	Equipment Co. Ltd.	375,200	7,237
	Shinko Plantech Co. Ltd.	785,400	6,976
	Takasago
	International Corp.	1,405,000	6,561
	Tsutsumi Jewelry Co. Ltd.	263,900	6,149
	Aica Kogyo Co. Ltd.	437,800	5,923
	Miura Co. Ltd.	206,900	5,551
	Sumida Corp.	580,400	4,505
	Nidec Copal Corp.	384,400	4,074
	Shinmaywa Industries Ltd.	927,000	3,134
	Icom Inc.	126,600	3,094
	Nafco Co. Ltd.	135,800	2,315
	Fujikura Kasei Co. Ltd.	448,200	2,107
	Unipres Corp.	70,400	1,920
	Benesse Holdings Inc.	32,600	1,416
	Kakaku.com Inc.	31,200	1,235
	Hino Motors Ltd.	202,000	1,186
	Cosmos
	Pharmaceutical Corp.	22,300	1,034
	Shionogi & Co. Ltd.	73,200	996
	Message Co. Ltd.	306	990
	Pigeon Corp.	26,700	987
	Nikkiso Co. Ltd.	115,000	956
	Dena Co. Ltd.	20,400	881
	Sega Sammy Holdings Inc.	38,100	828
*	Acom Co. Ltd.	44,780	786
	IHI Corp.	328,000	747
	IBJ Leasing Co. Ltd.	32,600	730
	Tokyo Ohka Kogyo Co. Ltd.	34,100	709
	CyberAgent Inc.	208	701
	Teijin Ltd.	196,000	684
	Hitachi Metals Ltd.	60,000	681
	Fuji Heavy Industries Ltd.	106,000	672
	Hoshizaki Electric Co. Ltd.	28,700	641
	Mitsubishi Gas
	Chemical Co. Inc.	98,000	640
	Osaka Securities
	Exchange Co. Ltd.	134	634
*	Kenedix Inc.	4,226	627
	Matsui Securities Co. Ltd.	132,700	625
	Start Today Co. Ltd.	29,100	616
	Square Enix Holdings
	Co. Ltd.	30,500	580
	Amada Co. Ltd.	83,000	551
	Nihon Nohyaku Co. Ltd.	123,000	541
	Jafco Co. Ltd.	25,400	521
	Nippon Denko Co. Ltd.	97,000	517
	Proto Corp.	15,200	516
	Mori Seiki Co. Ltd.	55,300	502
	Mitsui-Soko Co. Ltd.	140,000	490

International Explorer Fund

			Market
			Value
		Shares	($000)
	Disco Corp.	9,100	481
	Yamato Kogyo Co. Ltd.	18,000	455
	Japan Petroleum
	Exploration Co.	10,900	431
	Yaskawa Electric Corp.	44,000	378
	Torishima Pump
	Manufacturing Co. Ltd.	27,200	376
	Denki Kagaku Kogyo KK	89,000	339
	Konami Corp.	9,400	306
	Makino Milling Machine
	Co. Ltd.	44,000	292
			418,799
Luxembourg (0.1%)
*	Reinet Investments SCA	53,608	922
2	O’Key Group SA GDR	88,261	646
			1,568
Malaysia (0.5%)
	Axiata Group Bhd.	6,711,700	10,608
	Media Prima Bhd.	1,202,900	991
			11,599
Mexico (0.1%)
*	Desarrolladora Homex
	SAB de CV ADR	205,715	3,078

Netherlands (4.6%)
^	Delta Lloyd NV	1,472,011	25,848
	Imtech NV	850,000	25,111
	Fugro NV	400,000	23,492
^,*	TomTom NV	2,600,000	12,971
	Koninklijke Ten Cate NV	267,833	9,194
^,*	LBi International NV	1,466,670	3,168
	DOCdata NV	35,716	590
			100,374
New Zealand (1.1%)
	Fletcher Building Ltd.	3,825,586	20,400
^	Fletcher Building Ltd.
	(Australia Shares)	757,764	4,049
			24,449
Norway (2.1%)
	Statoil Fuel & Retail ASA	2,200,000	17,413
	Storebrand ASA	2,386,562	14,581
*	Morpol ASA	2,310,000	4,604
*	Dockwise Ltd.	262,776	4,281
*	Pronova BioPharma AS	3,200,000	2,876
	Kongsberg Gruppen AS	67,059	1,437
*	Petroleum
	Geo-Services ASA	53,469	581
			45,773
Philippines (0.1%)
	Semirara Mining Corp.
	Class A	383,550	1,903

Russia (0.0%)
*	Pharmstandard OJSC GDR	34,591	614

			Market
			Value
		Shares	($000)
Singapore (2.8%)
	First Resources Ltd.	13,749,000	15,393
	Mapletree Industrial Trust	8,975,880	8,256
	STX OSV Holdings Ltd.	8,862,000	7,842
	UOL Group Ltd.	2,188,000	7,735
*	Biosensors International
	Group Ltd.	6,834,000	7,618
	SembCorp Industries Ltd.	2,192,000	7,227
	Yanlord Land Group Ltd.	3,473,000	2,818
	SIA Engineering Co. Ltd.	877,000	2,564
*	Indofood Agri
	Resources Ltd.	616,000	670
	Sakari Resources Ltd.	354,000	661
			60,784
South Africa (0.0%)
	Aquarius Platinum Ltd.	130,938	390

South Korea (2.1%)
	Hankook Tire Co. Ltd.	321,870	12,847
*	BS Financial Group Inc.	958,010	10,544
	Mando Corp.	47,885	8,202
	Seoul
	Semiconductor Co. Ltd.	279,010	5,703
	Hyundai Development Co.	246,210	5,085
*	Taewoong Co. Ltd.	88,288	2,572
	Hotel Shilla Co. Ltd.	27,490	925
	Green Cross Corp.	4,117	636
			46,514
Spain (0.7%)
	Pescanova SA	160,000	5,511
*	Codere SA	450,000	5,146
*	Distribuidora Internacional
	de Alimentacion SA	711,683	3,255
*	Grifols SA	24,845	462
			14,374
Sweden (0.9%)
	Byggmax Group AB	2,795,000	13,077
	Kungsleden AB	730,000	5,582
*	FinnvedenBulten AB	240,000	1,435
	Bjoern Borg AB	66,982	395
			20,489
Switzerland (4.1%)
	Helvetia Holding AG	65,000	23,750
	Kuoni Reisen Holding AG	66,250	22,596
*	Gategroup Holding AG	450,000	15,274
	Orior AG	225,000	12,158
	Forbo Holding AG	18,000	8,506
*	Temenos Group AG	216,436	4,116
*	Dufry AG	18,477	1,978
	Adecco SA	11,395	547
			88,925
Taiwan (0.4%)
	Largan Precision Co. Ltd.	271,000	6,058
	Bank of Kaohsiung	8,735,445	2,817
			8,875

International Explorer Fund

			Market
			Value
		Shares	($000)
Thailand (0.2%)
	Big C Supercenter PCL	866,500	3,092
	Quality Houses PCL	43,810,300	1,906
			4,998
United Kingdom (15.4%)
*	Premier Oil plc	3,100,000	18,250
*	Sports Direct
	International plc	4,711,842	17,357
	Ultra Electronics
	Holdings plc	544,747	13,899
	Elementis plc	5,800,000	13,390
	Telecom Plus plc	1,096,552	13,040
	Millennium & Copthorne
	Hotels plc	1,669,270	11,935
	Dechra
	Pharmaceuticals plc	1,483,982	11,711
*	Gulfsands Petroleum plc	3,581,812	10,730
*	London Mining plc	2,016,210	10,336
	Atkins WS plc	1,100,000	10,119
	Booker Group plc	8,000,000	9,635
	Highland Gold Mining Ltd.	3,000,000	9,230
	CPP Group plc	3,855,275	9,000
	William Hill plc	2,450,082	8,504
	CSR plc	2,769,413	8,032
	SIG plc	5,000,000	7,704
	John Wood Group plc	772,222	7,646
	Devro plc	1,860,201	7,347
	Lamprell plc	1,791,277	6,944
	Inchcape plc	1,300,000	6,788
	Grainger plc	4,915,405	6,624
	Premier Farnell plc	2,200,000	6,172
	National Express
	Group plc	1,609,166	5,944
	Petropavlovsk plc	500,000	5,885
*	LMS Capital plc	6,150,108	5,807
	Eco Animal Health
	Group plc	1,618,166	5,685
	Go-Ahead Group plc	253,964	5,660
	QinetiQ Group plc	3,000,000	5,623
*	Spirit Pub Co. plc	7,000,000	5,374
	Paragon Group of
	Cos. plc	1,905,916	4,961
	Hunting plc	461,410	4,915
	Micro Focus
	International plc	850,630	4,602
	Informa plc	768,152	4,461
	Photo-Me
	International plc	4,197,604	4,167
*	BTG plc	895,883	3,972
	Halma plc	700,000	3,762

			Market
			Value
		Shares	($000)
	Travis Perkins plc	258,937	3,571
	Morgan Crucible Co. plc	750,000	3,404
	Pace plc	2,533,282	3,216
	Regus plc	2,500,000	3,034
	International Personal
	Finance plc	500,000	2,195
	RM plc	2,034,198	2,189
*	Findel plc	32,007,307	1,967
	Babcock International
	Group plc	160,810	1,817
	Speedy Hire plc	4,500,000	1,483
*	Wolfson
	Microelectronics plc	761,873	1,433
	Domino’s Pizza UK
	& IRL plc	182,102	1,336
	Homeserve plc	227,366	1,277
	Future plc	7,510,000	1,272
*	Punch Taverns plc	7,000,000	1,179
	Chemring Group plc	142,331	1,165
	Kier Group plc	44,933	1,013
	PV Crystalox Solar plc	6,769,272	828
	Persimmon plc	102,017	813
	James Fisher & Sons plc	90,750	808
	Debenhams plc	690,226	719
	Savills plc	143,783	716
	Thomas Cook Group plc	795,353	660
	Rightmove plc	31,524	660
	Hansteen Holdings plc	528,568	655
*	AEA Technology plc	20,225,045	647
	Close Brothers Group plc	55,903	635
	Mears Group plc	138,879	591
	IG Group Holdings plc	72,624	542
	Hays plc	394,734	501
*	APR Energy plc	26,786	483
	N Brown Group plc	113,006	479
*	Bumi plc	30,761	366
*	Alexon Group plc	7,203,119	327
*	Helphire plc	5,116,692	234
*	Hampson Industries plc	468,311	60
*	Pinnacle Staffing Group plc	673,983	9
			337,495
Total Common Stocks
(Cost $2,073,675)			2,070,676
Temporary Cash Investments (9.1%)[1]
Money Market Fund (8.7%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.128%	189,155,651	189,156

International Explorer Fund

		Face	Market
		Amount	Value•
		($000)	($000)
Repurchase Agreement (0.1%)
	Goldman, Sachs & Co.
	0.110%, 11/1/11
	(Dated 10/31/11,
	Repurchase Value
	$1,800,000, collateralized
	by Federal Home Loan
	Mortgage Corp
	4.500%–6.500%,
	4/1/19–6/1/41, and
	Federal National
	Mortgage Assn.
	4.500%–7.000%,
	3/1/23–4/1/41)	1,800	1,800

U.S. Government and Agency Obligations (0.3%)
5	Fannie Mae
	Discount Notes,
	0.045%, 12/14/11	1,000	1,000
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.075%, 11/16/11	5,000	5,000
[5,7]	Freddie Mac Discount
	Notes, 0.080%, 12/1/11	300	300
[5,7]	Freddie Mac Discount
	Notes, 0.050%, 12/15/11	700	700
[5,7]	Freddie Mac Discount
	Notes, 0.045%, 12/16/11	500	500
			7,500
Total Temporary Cash Investments
(Cost $198,455)			198,456
Total Investments (103.8%)
(Cost $2,272,130)			2,269,132

Market
Value•
($000)
Other Assets and Liabilities (-3.8%)
Other Assets	22,991
Liabilities[4]	(105,214)
(82,223)
Net Assets (100%)
Applicable to 151,808,970 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,186,909
Net Asset Value Per Share	$14.41

At October 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	2,119,053
Undistributed Net Investment Income	37,020
Accumulated Net Realized Gains	29,566
Unrealized Appreciation (Depreciation)
Investment Securities	(2,998)
Futures Contracts	2,791
Forward Currency Contracts	922
Foreign Currencies	555
Net Assets	2,186,909

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $83,484,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.7% and 7.1%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of this security represented 0.0% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $89,527,000 of collateral received for securities on loan.
5 The issuer is under federal conservatorship and is dependent upon the continued support of the U.S. Treasury to avoid receivership.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
7 Securities with a value of $6,000,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Operations

Year Ended
October 31, 2011
($000)
Investment Income
Income
Dividends[1,2]	57,535
Interest[2]	249
Security Lending	2,596
Total Income	60,380
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,956
Performance Adjustment	741
The Vanguard Group—Note C
Management and Administrative	3,921
Marketing and Distribution	598
Custodian Fees	545
Auditing Fees	34
Shareholders’ Reports	26
Trustees’ Fees and Expenses	5
Total Expenses	10,826
Expenses Paid Indirectly	(54)
Net Expenses	10,772
Net Investment Income	49,608
Realized Net Gain (Loss)
Investment Securities Sold[2]	145,502
Futures Contracts	(8,931)
Foreign Currencies and Forward Currency Contracts	7,319
Realized Net Gain (Loss)	143,890
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(383,596)
Futures Contracts	2,894
Foreign Currencies and Forward Currency Contracts	(2,051)
Change in Unrealized Appreciation (Depreciation)	(382,753)
Net Increase (Decrease) in Net Assets Resulting from Operations	(189,255)

1 Dividends are net of foreign withholding taxes of $3,398,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $0, $234,000, and ($2,054,000).

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	49,608	36,580
Realized Net Gain (Loss)	143,890	109,840
Change in Unrealized Appreciation (Depreciation)	(382,753)	220,146
Net Increase (Decrease) in Net Assets Resulting from Operations	(189,255)	366,566
Distributions
Net Investment Income	(35,218)	(29,545)
Realized Capital Gain	—	—
Total Distributions	(35,218)	(29,545)
Capital Share Transactions
Issued	477,122	661,913
Issued in Lieu of Cash Distributions	31,579	26,292
Redeemed[1]	(532,982)	(501,045)
Net Increase (Decrease) from Capital Share Transactions	(24,281)	187,160
Total Increase (Decrease)	(248,754)	524,181
Net Assets
Beginning of Period	2,435,663	1,911,482
End of Period[2]	2,186,909	2,435,663

1 Net of redemption fees for fiscal 2011 and 2010 of $79,000 and $215,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $37,020,000 and $26,689,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.81	$13.55	$9.52	$24.70	$21.50
Investment Operations
Net Investment Income	.322	.237	.238	.470	.480
Net Realized and Unrealized Gain (Loss)
on Investments	(1.498)	2.225	4.148	(12.110)	4.950
Total from Investment Operations	(1.176)	2.462	4.386	(11.640)	5.430
Distributions
Dividends from Net Investment Income	(.224)	(.202)	(.356)	(.620)	(.580)
Distributions from Realized Capital Gains	—	—	—	(2.920)	(1.650)
Total Distributions	(.224)	(.202)	(.356)	(3.540)	(2.230)
Net Asset Value, End of Period	$14.41	$15.81	$13.55	$9.52	$24.70

Total Return[1]	-7.60%	18.38%	47.88%	-53.80%	27.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,187	$2,436	$1,911	$1,079	$3,252
Ratio of Total Expenses to
Average Net Assets[2]	0.42%	0.39%	0.45%	0.36%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.67%	2.10%	2.59%	1.99%
Portfolio Turnover Rate	43%	51%	52%	29%	45%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.00%, 0.00%, (0.01%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty,

International Explorer Fund

and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Schroder Investment Management North America Inc., and Wellington Management Co., LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Schroder Investment Management North America Inc. is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P EPAC SmallCap Index. The basic fee of Wellington Management Co., LLP, is subject to quarterly adjustments based on performance since July 31, 2010, relative to the S&P EPAC SmallCap Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.19% of the fund’s average net assets, before an increase of $741,000 (0.03%) based on performance.

International Explorer Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2011, the fund had contributed capital of $355,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2011, these arrangements reduced the fund’s expenses by $54,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	74,208	1,996,468	—
Temporary Cash Investments	189,156	9,300	—
Futures Contracts—Liabilities[1]	(1,162)	—	—
Forward Currency Contracts—Assets	—	1,117	—
Forward Currency Contracts—Liabilities	—	(195)	—
Total	262,202	2,006,690	—
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended October 31, 2011. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2010	4
Change in Unrealized Appreciation (Depreciation)	8,138
Net Realized Gain (Loss)	(8,142)
Balance as of October 31, 2011	—

International Explorer Fund

F. At October 31, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	1,117	1,117
Liabilities	(1,162)	(195)	(1,357)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2011, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(8,931)	—	(8,931)
Forward Currency Contracts	—	7,492	7,492
Realized Net Gain (Loss) on Derivatives	(8,931)	7,492	(1,439)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,894	—	2,894
Forward Currency Contracts	—	(1,920)	(1,920)
Change in Unrealized Appreciation (Depreciation) on Derivatives	2,894	(1,920)	974

At October 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Topix Index	December 2011	151	14,698	232
Dow Jones EURO STOXX 50 Index	December 2011	363	12,091	1,444
S&P ASX 200 Index	December 2011	95	10,795	711
FTSE 100 Index	December 2011	57	5,095	404

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

International Explorer Fund

At October 31, 2011, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Brown Brothers Harriman & Co.	12/14/11	JPY	1,121,934	USD	14,401	(195)
Brown Brothers Harriman & Co.	12/21/11	EUR	6,666	USD	9,294	249
Brown Brothers Harriman & Co.	12/21/11	AUD	9,388	USD	9,898	732
Brown Brothers Harriman & Co.	12/21/11	GBP	2,798	USD	4,513	136

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At October 31, 2011, the counterparty had deposited in a segregated account cash with a value sufficient to cover substantially all amounts due to the fund in connection with open forward currency contracts.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2011, the fund realized net foreign currency losses of $173,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2011, the fund realized gains on the sale of passive foreign investment companies of $1,542,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Passive foreign investment companies held at October 31, 2011, had unrealized appreciation of $5,638,000, of which $2,608,000 has been distributed and is reflected in the balance of undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $5,428,000 from undistributed net investment income, and $5,292,000 from accumulated net realized gains, to paid-in capital.

International Explorer Fund

The fund used a capital loss carryforward of $105,115,000 to offset taxable capital gains realized during the year ended October 31, 2011, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2011, the fund had $47,330,000 of ordinary income and $30,489,000 of long-term capital gains available for distribution.

At October 31, 2011, the cost of investment securities for tax purposes was $2,277,768,000. Net unrealized depreciation of investment securities for tax purposes was $8,636,000, consisting of unrealized gains of $292,096,000 on securities that had risen in value since their purchase and $300,732,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2011, the fund purchased $1,067,375,000 of investment securities and sold $1,030,274,000 of investment securities, other than temporary cash investments.

I. The fund invested in a company that was considered to be an affiliated company of the fund because the fund owned more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Oct. 31, 2010		Proceeds from		Oct. 31, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
AEA Technology plc	1,303	734	123	—	NA1

1 Not applicable—At October 31, 2011, the security was still held, but the issuer was no longer an affiliated company of the fund.

J. Capital shares issued and redeemed were:

	Year Ended October 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	29,247	46,958
Issued in Lieu of Cash Distributions	1,940	1,900
Redeemed	(33,420)	(35,926)
Net Increase (Decrease) in Shares Outstanding	(2,233)	12,932

K. In preparing the financial statements as of October 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard International Explorer Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Explorer Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 12, 2011

Special 2011 tax information (unaudited) for Vanguard International Explorer Fund

The fund distributed $5,293,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $29,051,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $52,431,000 and foreign taxes paid of $3,350,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2012 to determine the calendar-year amounts to be included on their 2011 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Explorer Fund
Periods Ended October 31, 2011

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-7.60%	-1.01%	10.16%
Returns After Taxes on Distributions	-7.77	-2.03	9.21
Returns After Taxes on Distributions and Sale of Fund Shares	-4.62	-0.84	8.90

Returns do not reflect the 2% fee on redemptions of shares held for less than two months.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	4/30/2011	10/31/2011	Period
Based on Actual Fund Return	$1,000.00	$804.13	$1.91
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.09	2.14

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard International Explorer Fund has renewed the fund’s investment advisory agreements with Schroder Investment Management North America Inc. and Wellington Management Company, LLP, as well as a sub-advisory agreement with Schroder Investment Management North America Limited. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Schroder Investment Management North America. Schroders plc, the parent company of Schroder Investment Management, has existed for more than 200 years and has investment management experience dating back to 1926. Schroder continues to employ a sound process, selecting attractive small-cap growth stocks from developed and emerging markets outside the United States. Schroders’ International Small Cap Investment Committee is responsible for the management of its portion of the fund. Stocks are selected using a bottom-up approach, supported by Schroder’s worldwide network of analysts, economists, and strategists. The firm has advised the fund since 1996.

Wellington Management Company, LLP. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management’s international small-cap team uses a fundamental investment process and has achieved solid performance results. The team employs a traditional, bottom-up process that attempts to discover a company’s intrinsic value. In valuing a company, it believes that the same valuation metric should be applied on an industry-by-industry basis. Although the team’s valuation discipline is essential to the process, its philosophy is not biased towards growth or value as it invests in both extended growth opportunities and neglected or misunderstood companies. The firm has advised a portion of the fund since 2010.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and the performance results have allowed the fund to remain competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Schroder and Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Schroder and Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1260 122011

Annual Report | October 31, 2011

Vanguard High Dividend Yield Index Fund

> For the fiscal year ended October 31, 2011, Vanguard High Dividend Yield Index Fund returned nearly 12%, closely tracking the performance of its benchmark index.

> Despite a stormy stretch through the spring and summer, the broad stock market posted respectable results for the 12 months. Growth stocks outperformed their value counterparts for the period.

> Energy stocks were the largest contributor to the fund’s return; only the battered financial sector failed to record a positive result.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
Your Fund’s After-Tax Returns.	24
About Your Fund’s Expenses.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2011

Total
Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	11.70%
ETF Shares
Market Price	11.89
Net Asset Value	11.88
FTSE High Dividend Yield Index	12.03
Equity Income Funds Average	7.22

Equity Income Funds Average: Derived from data provided by Lipper Inc.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2010 , Through October 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$15.94	$17.30	$0.484	$0.000
ETF Shares	40.22	43.68	1.265	0.000

1

Chairman’s Letter

Dear Shareholder,

Over a period that included powerful rallies and sharp plunges, dividend-oriented stocks weathered the storm better than most. For the fiscal year ended October 31, 2011, Vanguard High Dividend Yield Index Fund returned 11.70% for Investor Shares and 11.88% for ETF Shares based on net asset value. Both share classes achieved their goal of closely tracking the performance of the FTSE High Dividend Yield Index and surpassed the average return of peer funds.

On October 31, the 30-day SEC yield of the fund’s Investor Shares stood at 3.19%, which is higher than a year ago and also above the 1.87% yield of the broad stock market, as measured by the Investor Shares of Vanguard Total Stock Market Index Fund.

If you own shares of the fund in a taxable account, you may wish to review the fund’s after-tax returns presented later in this report.

A positive finish
to an anxious 12 months
U.S. stock indexes ended the 12 months with solid returns, though the gains were shadowed by anxiety in a volatile period. This turbulence was so pronounced, in fact, that a one-month change in the start date would have yielded a very different perspective on performance. For the 12 months through October 31, the broad

2

U.S. stock market returned 7.67%. For the 12 months ended September 30, however, the return was a mere 0.31%.

Volatility has been a theme in international markets, too. International stock markets returned a combined –4.66% as stock prices retreated in Europe. Prices also fell in the Pacific region’s developed economies and emerging markets, where growth has moderated.

Unsteady yields reflected
fast-changing sentiment
Taxable bonds produced strong returns and municipal bonds solid but unspectacular results, though as in the stock market, investor sentiment was volatile. The yieldof the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, began the 12 months at 2.61%, drifted higher as the economic expansion seemed to gather steam, then fluttered lower to close the period at 2.17%. The decline in Treasury yields (and rise in prices) was driven by Europe’s sovereign debt dramas, underwhelming economic reports, and a flight to safety that was prompted, paradoxically, by a rating agency’s decision to downgrade the U.S. government debt. Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.

Taxable investment-grade bonds returned 5.00% for the full 12 months. It’s important to note, of course, that as yields decline, the opportunity for similarly strong returns diminishes. The broad municipal market returned 3.78%. The returns on

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	8.01%	12.22%	0.54%
Russell 2000 Index (Small-caps)	6.71	12.87	0.68
Dow Jones U.S. Total Stock Market Index	7.67	12.58	0.90
MSCI All Country World Index ex USA (International)	-4.66	12.92	-0.37

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.00%	8.87%	6.41%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.78	8.31	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.10	0.15	1.53

CPI
Consumer Price Index	3.53%	1.49%	2.33%

3

money market instruments hovered near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Payouts prove popular
in shaky markets
Although the stock market has been volatile and the economic recovery questionable, there have been few doubts about dividends over the recent fiscal year. Companies have continued to increase their dividends, and risk-averse and yield-starved investors have flocked to dividend-paying funds.

Many of these funds invest primarily in stocks of large, stable companies with healthy balance sheets, which endured the spring and summer market turmoil better than some of their less established brethren. Also, investors identified dividend-paying stocks as a viable (ableit much riskier) income source in an environment in which the yields available from traditional fixed income investments remained at historic lows.

Vanguard High Dividend Yield Index Fund benefited from this favorable climate. Nine of the fund’s ten industry sectors recorded positive returns, five of those in double digits. Only the beaten-down financial sector (–0.7%) finished in negative territory.

Energy stocks powered the fund’s performance. Fear of oil shortages as a result of political troubles in North Africa and the Middle East kept demand and

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
High Dividend Yield Index Fund	0.30%	0.18%	1.35%

The fund expense ratios shown are from the prospectus dated February 24, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2011, the fund’s expense ratios were 0.25% for Investor Shares and 0.13% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Equity Income Funds.

4

prices high for crude oil and its abundance of by-products. Although energy stocks rose across the board, the giant integrated oil and gas companies were responsible for most of the fund’s return in the sector.

The consumer staples sector, the fund’s largest allocation, also significantly boosted results. Tobacco companies, traditionally among the most generous dividend payers, helped the most. Food, household products, and beverage firms also made solid contributions as investors targeted the market’s safer havens.

Although one of the fund’s smaller segments, consumer discretionary returned nearly 20% on strong results from home improvement stores and fast food restaurants. The fund’s utilities and telecommunication services stocks also posted double-digit returns. Financial stocks, the fund’s laggards, struggled for a variety of reasons: regulatory concerns, Europe’s debt crisis, and continued mortgage-related woes.

Fund builds a record
of successful index tracking
The performance of the High Dividend Yield Index Fund’s Investor Shares has been essentially flat since their launch on November 16, 2006, with an average annual return since inception of –0.04% through October 31. The fund’s benchmark recorded an annualized return of 0.22%

Total Returns
Inception Through October 31, 2011

Average
Annual Return
High Dividend Yield Index Fund Investor Shares (Returns since inception: 11/16/2006)	-0.04%
FTSE High Dividend Yield Index	0.22
Equity Income Funds Average	0.04
Equity Income Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

for the same period, a difference consistent with the costs of managing a real-world portfolio.

Completing purchases and sales during times of stock market volatility is always a challenge for index fund advisors, whose goal is to minimize the gap between fund and index returns. Vanguard Quantitative Equity Group, the fund’s advisor, met this challenge through sophisticated portfolio construction and management techniques.

A sound investment plan
can prevent rash decisions
The stock market traced a pattern that nobody could have predicted at the start of the fiscal year: a steady rise despite the distant drumbeat of turmoil abroad, five straight months of declines capped by a late summer swoon, and, finally, a swift rise in October. Investors, fueled by emotion, sometimes feel compelled to react when the markets make huge moves, and the media adds to the tumult with big headlines and conflicting opinions from various experts and analysts.

At Vanguard, our experience tells us that emotional decisions can be counterproductive and that investors can put themselves in a position to resist temptation by creating a sound investment plan. Such a plan should be diversified within and across asset classes and tailored to your specific goals, time horizon, and risk tolerance.

Vanguard High Dividend Yield Index Fund, with its focus on stocks with above-average dividend yields and its low costs, can be an important part of such a well-diversified, long-term portfolio.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 11, 2011

6

High Dividend Yield Index Fund

Fund Profile
As of October 31, 2011

Share-Class Characteristics

	Investor		ETF
	Shares		Shares
Ticker Symbol	VHDYX		VYM
Expense Ratio[1]	0.30%		0.18%
30-Day SEC Yield	3.19%		3.31%

Portfolio Characteristics
	FTSE High		DJ
	Dividend		U.S. Total
		Yield	Market
	Fund	Index	Index
Number of Stocks	425	425	3,749
Median Market Cap $71.4B		$71.4B	$30.4B
Price/Earnings Ratio	13.3x	13.3x	14.9x
Price/Book Ratio	2.3x	2.3x	2.1x
Return on Equity	22.1%	22.1%	19.1%
Earnings Growth Rate	3.5%	3.5%	7.2%
Dividend Yield	3.5%	3.5%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	16%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)

		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Consumer
Discretionary	6.6%	6.6%	12.4%
Consumer Staples	19.8	19.8	10.1
Energy	13.9	13.9	10.7
Financials	5.1	5.1	15.1
Health Care	12.8	12.8	11.1
Industrials	14.7	14.7	10.9
Information
Technology	9.3	9.3	19.3
Materials	3.2	3.2	4.3
Telecommunication
Services	5.6	5.6	2.6
Utilities	9.0	9.0	3.5

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	Index
R-Squared	1.00	0.92
Beta	1.00	0.95

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil &
	Gas	6.7%
Microsoft Corp.	Systems Software	4.0
Chevron Corp.	Integrated Oil &
	Gas	3.7
General Electric Co.	Industrial
	Conglomerates	3.2
Johnson & Johnson	Pharmaceuticals	3.1
Procter & Gamble Co.	Household
	Products	3.1
AT&T Inc.	Integrated
	Telecommunication
	Services	3.1
Coca-Cola Co.	Soft Drinks	2.8
Pfizer Inc.	Pharmaceuticals	2.7
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	2.6
Top Ten		35.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 24, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2011, the expense ratios were 0.25% for Investor Shares and 0.13% for ETF Shares.

7

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 16, 2006, Through October 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2011
		Since	Final Value
	One	Inception	of a $10,000
	Year	(11/16/2006)	Investment
High Dividend Yield Index Fund
Investor Shares	11.70%	-0.04%	$9,980
Dow Jones U.S. Total Stock Market
Index	7.67	0.50	10,250

FTSE High Dividend Yield Index	12.03	0.22	10,109
Equity Income Funds Average	7.22	0.04	10,021

Equity Income Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(11/10/2006)	Investment
High Dividend Yield Index Fund
ETF Shares Net Asset Value	11.88%	0.27%	$10,136
Dow Jones U.S. Total Stock Market Index	7.67	0.82	10,414
FTSE High Dividend Yield Index	12.03	0.39	10,194

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

8

High Dividend Yield Index Fund

Cumulative Returns of ETF Shares: November 10, 2006, Through October 31, 2011

		Since
	One	Inception
	Year	(11/10/2006)
High Dividend Yield Index Fund
ETF Shares Market Price	11.89%	1.40%
High Dividend Yield Index Fund
ETF Shares Net Asset Value	11.88	1.36
FTSE High Dividend Yield Index	12.03	1.94

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): November 16, 2006, Through October 31, 2011

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	11/16/2006	6.58%	-1.64%
ETF Shares	11/10/2006
Market Price		6.72	-1.33
Net Asset Value		6.67	-1.34

9

High Dividend Yield Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (6.6%)
McDonald’s Corp.	500,903	46,509
Home Depot Inc.	773,019	27,674
Time Warner Inc.	507,231	17,748
Yum! Brands Inc.	227,067	12,164
Time Warner Cable Inc.	157,875	10,055
Comcast Corp.	326,442	7,508
VF Corp.	53,111	7,341
McGraw-Hill Cos. Inc.	146,285	6,217
Mattel Inc.	166,479	4,701
Genuine Parts Co.	76,535	4,395
JC Penney Co. Inc.	103,448	3,319
Darden Restaurants Inc.	65,309	3,127
^ Garmin Ltd.	75,757	2,605
Hasbro Inc.	65,232	2,483
H&R Block Inc.	148,013	2,263
Polaris Industries Inc.	33,360	2,113
Whirlpool Corp.	36,939	1,877
Tupperware Brands Corp.	29,410	1,663
Foot Locker Inc.	74,673	1,632
Leggett & Platt Inc.	69,458	1,521
Weight Watchers
International Inc.	17,859	1,333
American Eagle
Outfitters Inc.	94,841	1,245
Service Corp. International	115,227	1,152
Cinemark Holdings Inc.	55,129	1,140
Brinker International Inc.	41,134	942
Regal Entertainment
Group Class A	63,515	917
Washington Post Co.
Class B	2,437	829
Pool Corp.	23,382	683
Hillenbrand Inc.	30,329	640
Choice Hotels
International Inc.	14,415	516
Buckle Inc.	11,479	511
Strayer Education Inc.	5,816	496
Bob Evans Farms Inc.	14,732	485

		Market
		Value
	Shares	($000)
MDC Holdings Inc.	17,361	389
Meredith Corp.	13,348	358
Cato Corp. Class A	13,458	345
National CineMedia Inc.	26,804	324
American Greetings Corp.
Class A	18,480	296
Ameristar Casinos Inc.	15,794	292
Stewart Enterprises Inc.
Class A	42,482	274
Barnes & Noble Inc.	21,809	268
CTC Media Inc.	22,633	260
Superior Industries
International Inc.	13,174	241
Harte-Hanks Inc.	23,252	204
Brown Shoe Co. Inc.	21,805	194
Nutrisystem Inc.	13,410	166
HOT Topic Inc.	21,800	165
Speedway Motorsports Inc.	8,224	107
Christopher & Banks Corp.	18,178	61
		181,748
Consumer Staples (19.8%)
Procter & Gamble Co.	1,334,002	85,363
Coca-Cola Co.	1,111,401	75,931
Wal-Mart Stores Inc.	1,254,974	71,182
Philip Morris
International Inc.	852,760	59,582
PepsiCo Inc.	772,379	48,621
Kraft Foods Inc.	857,425	30,164
Altria Group Inc.	1,010,076	27,828
Colgate-Palmolive Co.	237,356	21,450
Kimberly-Clark Corp.	190,738	13,296
General Mills Inc.	310,865	11,978
Archer-Daniels-Midland Co.	328,099	9,495
HJ Heinz Co.	155,725	8,322
Reynolds American Inc.	212,253	8,210
Sysco Corp.	282,906	7,842
Lorillard Inc.	67,211	7,438
Kellogg Co.	132,132	7,163
ConAgra Foods Inc.	201,289	5,099
Sara Lee Corp.	284,073	5,056
Hershey Co.	80,986	4,635

10

High Dividend Yield Index Fund

			Market
			Value
		Shares	($000)
	Clorox Co.	64,746	4,334
	JM Smucker Co.	55,542	4,278
	Dr Pepper Snapple
	Group Inc.	105,381	3,946
	Campbell Soup Co.	116,662	3,879
	Avon Products Inc.	207,241	3,788
	Molson Coors Brewing Co.
	Class B	78,624	3,329
	Hormel Foods Corp.	97,044	2,860
	McCormick & Co. Inc.	58,132	2,823
	Flowers Foods Inc.	65,808	1,329
	SUPERVALU Inc.	102,653	823
	Lancaster Colony Corp.	10,013	666
	Snyders-Lance Inc.	24,356	517
	Universal Corp.	11,254	482
	WD-40 Co.	8,009	352
	Vector Group Ltd.	19,167	337
	Weis Markets Inc.	5,262	208
	Nash Finch Co.	5,989	158
			542,764
Energy (13.9%)
	Exxon Mobil Corp.	2,360,483	184,330
	Chevron Corp.	973,238	102,239
	ConocoPhillips	666,588	46,428
	Spectra Energy Corp.	315,709	9,039
	Marathon Oil Corp.	346,648	9,023
	Williams Cos. Inc.	285,909	8,609
	Marathon Petroleum Corp.	171,273	6,149
	EQT Corp.	72,403	4,598
	Linn Energy LLC	85,787	3,322
	Southern Union Co.	60,130	2,527
	Tidewater Inc.	25,033	1,232
	Copano Energy LLC	32,022	1,035
	Teekay Corp.	26,335	678
^	Ship Finance
	International Ltd.	28,626	410
	Nordic American
	Tankers Ltd.	22,914	330
	Crosstex Energy Inc.	17,245	225
^	Knightsbridge Tankers Ltd.	11,741	198
	Overseas Shipholding
	Group Inc.	14,883	186
	Delek US Holdings Inc.	8,524	123
	Tsakos Energy
	Navigation Ltd.	16,666	100
			380,781
Financials (5.1%)
	Travelers Cos. Inc.	203,364	11,866
	Aflac Inc.	228,584	10,307
	Chubb Corp.	138,817	9,308
	Marsh &
	McLennan Cos. Inc.	262,976	8,052
	BB&T Corp.	337,233	7,871
	Allstate Corp.	250,829	6,607
	Northern Trust Corp.	116,986	4,734
	M&T Bank Corp.	60,981	4,641

		Market
		Value
	Shares	($000)
Invesco Ltd.	218,935	4,394
NYSE Euronext	126,148	3,352
XL Group plc Class A	144,543	3,142
Willis Group Holdings plc	83,973	3,049
New York Community
Bancorp Inc.	211,335	2,813
Everest Re Group Ltd.	26,333	2,368
People’s United
Financial Inc.	182,810	2,331
Cincinnati Financial Corp.	79,133	2,290
PartnerRe Ltd.	32,774	2,039
Axis Capital Holdings Ltd.	62,890	1,972
Arthur J Gallagher & Co.	54,505	1,684
Fidelity National
Financial Inc. Class A	108,460	1,675
Commerce Bancshares Inc.	42,284	1,641
Hudson City Bancorp Inc.	255,769	1,599
Eaton Vance Corp.	57,314	1,507
Cullen/Frost Bankers Inc.	29,675	1,455
HCC Insurance Holdings Inc.	53,484	1,423
Erie Indemnity Co. Class A	17,736	1,400
Validus Holdings Ltd.	48,152	1,317
First Niagara
Financial Group Inc.	143,166	1,316
Hancock Holding Co.	41,037	1,243
Waddell & Reed
Financial Inc. Class A	41,798	1,159
Alterra Capital Holdings Ltd.	51,484	1,116
Old Republic
International Corp.	125,268	1,107
Federated Investors Inc.
Class B	50,450	986
Valley National Bancorp	82,033	984
Bank of Hawaii Corp.	22,901	967
Aspen Insurance
Holdings Ltd.	34,432	912
Capitol Federal Financial Inc.	81,346	902
American Financial
Group Inc.	24,377	873
Hanover Insurance
Group Inc.	21,997	839
Protective Life Corp.	41,082	764
Iberiabank Corp.	14,638	757
FirstMerit Corp.	52,966	742
StanCorp Financial
Group Inc.	21,649	735
Endurance Specialty
Holdings Ltd.	19,644	731
RLI Corp.	10,139	713
Trustmark Corp.	30,886	684
Northwest Bancshares Inc.	49,942	623
FNB Corp.	61,371	619
Westamerica
Bancorporation	13,795	618
Kemper Corp.	22,055	593
United Bankshares Inc.	24,248	576

11

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Mercury General Corp.	13,141	569
UMB Financial Corp.	14,801	546
Old National Bancorp	45,939	532
Montpelier Re Holdings Ltd.	29,830	522
BOK Financial Corp.	9,927	518
CVB Financial Corp.	51,274	498
First Financial
Bankshares Inc.	15,156	481
First Financial Bancorp	28,102	461
Community Bank
System Inc.	17,874	457
International
Bancshares Corp.	24,655	447
Park National Corp.	7,404	442
Selective Insurance
Group Inc.	26,097	418
Greenhill & Co. Inc.	10,543	398
Astoria Financial Corp.	47,967	398
Glacier Bancorp Inc.	34,754	395
BancorpSouth Inc.	40,290	394
Harleysville Group Inc.	6,627	389
Provident Financial
Services Inc.	29,236	379
Oritani Financial Corp.	27,245	353
NBT Bancorp Inc.	16,220	349
Safety Insurance Group Inc.	7,265	310
BGC Partners Inc. Class A	42,991	295
Maiden Holdings Ltd.	34,912	285
American National
Insurance Co.	3,876	277
Independent Bank Corp.	10,482	272
Chemical Financial Corp.	13,383	269
WesBanco Inc.	12,949	257
Advance America Cash
Advance Centers Inc.	30,265	255
S&T Bancorp Inc.	13,445	251
City Holding Co.	7,358	242
Brookline Bancorp Inc.	28,622	239
Trustco Bank Corp.	45,615	226
Simmons First
National Corp. Class A	8,413	218
1st Source Corp.	8,917	214
Community Trust
Bancorp Inc.	7,389	209
Dime Community
Bancshares Inc.	16,756	200
Washington Trust
Bancorp Inc.	7,924	186
Flushing Financial Corp.	15,148	186
Republic Bancorp Inc.
Class A	8,871	180
United Fire & Casualty Co.	9,496	179
Renasant Corp.	11,998	173
First Financial Corp.	4,792	158
Tompkins Financial Corp.	3,901	154
SY Bancorp Inc.	6,561	135

		Market
		Value
	Shares	($000)
Arrow Financial Corp.	5,679	133
Provident New York Bancorp	18,668	130
GFI Group Inc.	29,569	128
Calamos Asset
Management Inc. Class A	9,879	123
Bancfirst Corp.	2,985	116
State Auto Financial Corp.	7,908	105
Presidential Life Corp.	10,586	105
First Community
Bancshares Inc.	8,486	102
Baldwin & Lyons Inc.	4,385	101
Kearny Financial Corp.	9,863	96
		140,851
Health Care (12.8%)
Johnson & Johnson	1,333,267	85,849
Pfizer Inc.	3,787,824	72,954
Merck & Co. Inc.	1,492,190	51,481
Abbott Laboratories	749,145	40,356
Bristol-Myers Squibb Co.	831,010	26,252
Eli Lilly & Co.	557,834	20,729
Medtronic Inc.	519,174	18,036
Baxter International Inc.	276,917	15,225
Becton Dickinson and Co.	106,205	8,308
Cardinal Health Inc.	170,490	7,548
Pharmaceutical Product
Development Inc.	55,015	1,815
Teleflex Inc.	19,744	1,182
Lincare Holdings Inc.	45,271	1,066
Owens & Minor Inc.	30,744	920
Computer Programs &
Systems Inc.	5,335	272
Meridian Bioscience Inc.	14,921	272
Landauer Inc.	4,553	233
National Healthcare Corp.	4,967	190
		352,688
Industrials (14.7%)
General Electric Co.	5,180,048	86,559
United Technologies Corp.	441,171	34,403
Caterpillar Inc.	312,992	29,565
3M Co.	343,708	27,160
United Parcel Service Inc.
Class B	358,191	25,159
Boeing Co.	359,791	23,671
Honeywell International Inc.	378,769	19,847
Emerson Electric Co.	361,548	17,398
Norfolk Southern Corp.	189,574	14,027
Lockheed Martin Corp.	162,943	12,367
Illinois Tool Works Inc.	238,582	11,602
General Dynamics Corp.	175,634	11,274
Tyco International Ltd.	227,669	10,370
Northrop Grumman Corp.	134,551	7,770
Raytheon Co.	171,680	7,587
Waste Management Inc.	229,186	7,547
Eaton Corp.	165,656	7,425
Stanley Black & Decker Inc.	81,622	5,212

12

High Dividend Yield Index Fund

			Market
			Value
		Shares	($000)
	Republic Services Inc.
	Class A	182,811	5,203
	Rockwell Automation Inc.	70,061	4,740
	Cooper Industries plc	79,835	4,188
	L-3 Communications
	Holdings Inc.	51,490	3,490
	Pitney Bowes Inc.	98,827	2,014
	Pentair Inc.	47,826	1,719
	Masco Corp.	174,702	1,677
	Hubbell Inc. Class B	25,628	1,532
	Snap-on Inc.	28,161	1,511
	RR Donnelley & Sons Co.	91,200	1,487
	Avery Dennison Corp.	51,895	1,380
	Graco Inc.	29,554	1,269
	Ryder System Inc.	24,772	1,262
	Crane Co.	28,377	1,252
	Harsco Corp.	39,057	900
	GATX Corp.	22,571	857
	Watsco Inc.	13,687	844
	Alexander & Baldwin Inc.	20,008	831
	Brady Corp. Class A	23,908	734
†	Huntington Ingalls
	Industries Inc.	23,847	703
	Applied Industrial
	Technologies Inc.	20,594	692
	Deluxe Corp.	24,744	584
	Healthcare Services
	Group Inc.	31,877	553
	HNI Corp.	21,902	527
	Kaydon Corp.	15,698	494
	Seaspan Corp.	32,925	467
	Mine Safety Appliances Co.	13,342	448
	Kaman Corp.	12,704	422
	ABM Industries Inc.	19,332	391
	Briggs & Stratton Corp.	24,107	352
	Aircastle Ltd.	27,187	330
	McGrath Rentcorp	11,762	314
	Albany International Corp.	13,470	304
	AZZ Inc.	6,109	273
	NACCO Industries Inc.
	Class A	3,288	270
	TAL International Group Inc.	8,088	225
	Textainer Group Holdings Ltd.	7,014	193
	Ennis Inc.	12,778	187
	Apogee Enterprises Inc.	13,669	149
	Federal Signal Corp.	29,912	141
	Navios Maritime
	Holdings Inc.	37,049	139
	US Ecology Inc.	6,579	119
	CDI Corp.	6,971	92
			404,202
Information Technology (9.3%)
	Microsoft Corp.	4,079,237	108,630
	Intel Corp.	2,574,049	63,167
	Accenture plc Class A	315,035	18,984

		Market
		Value
	Shares	($000)
Automatic Data
Processing Inc.	242,605	12,696
Applied Materials Inc.	640,574	7,892
TE Connectivity Ltd.	210,414	7,480
Analog Devices Inc.	144,532	5,286
Paychex Inc.	176,568	5,145
Xilinx Inc.	128,773	4,309
KLA-Tencor Corp.	81,526	3,839
Maxim Integrated
Products Inc.	143,210	3,746
Linear Technology Corp.	110,057	3,556
Microchip Technology Inc.	92,478	3,344
Broadridge Financial
Solutions Inc.	59,773	1,330
Diebold Inc.	31,216	1,008
Molex Inc.	34,709	857
Molex Inc. Class A	38,424	784
Intersil Corp. Class A	60,908	729
Comtech
Telecommunications
Corp.	12,698	420
Earthlink Inc.	52,020	365
MTS Systems Corp.	7,553	277
United Online Inc.	31,895	188
Methode Electronics Inc.	17,670	164
Electro Rent Corp.	8,793	141
		254,337
Materials (3.2%)
EI du Pont de
Nemours & Co.	450,877	21,674
Praxair Inc.	147,254	14,971
Air Products &
Chemicals Inc.	102,878	8,862
PPG Industries Inc.	76,789	6,635
Nucor Corp.	152,235	5,751
Southern Copper Corp.	123,854	3,800
Eastman Chemical Co.	68,676	2,698
International Flavors &
Fragrances Inc.	39,058	2,365
MeadWestvaco Corp.	82,870	2,313
Vulcan Materials Co.	62,609	1,959
Sealed Air Corp.	93,285	1,660
Temple-Inland Inc.	52,141	1,659
Sonoco Products Co.	48,335	1,517
RPM International Inc.	63,177	1,420
Bemis Co. Inc.	50,252	1,413
Huntsman Corp.	87,847	1,031
Packaging Corp. of America	37,310	973
Cabot Corp.	31,730	958
Sensient Technologies Corp.	24,347	900
Olin Corp.	38,610	728
Commercial Metals Co.	56,149	698
Worthington Industries Inc.	35,215	608
Greif Inc. Class A	11,989	537
Innophos Holdings Inc.	7,884	347
AMCOL International Corp.	11,412	345

13

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
PH Glatfelter Co.	22,158	332
Koppers Holdings Inc.	9,907	328
A Schulman Inc.	15,043	318
Myers Industries Inc.	12,774	156
		86,956
Telecommunication Services (5.6%)
AT&T Inc.	2,884,274	84,538
Verizon
Communications Inc.	1,383,945	51,178
CenturyLink Inc.	299,281	10,553
Windstream Corp.	247,511	3,012
Frontier Communications
Corp.	480,558	3,008
NTELOS Holdings Corp.	15,274	291
Atlantic Tele-Network Inc.	5,512	209
Consolidated
Communications
Holdings Inc.	10,826	205
^ Alaska Communications
Systems Group Inc.	21,802	154
		153,148
Utilities (9.0%)
Southern Co.	416,382	17,988
Dominion Resources Inc.	276,350	14,257
Exelon Corp.	320,413	14,223
Duke Energy Corp.	645,295	13,177
NextEra Energy Inc.	204,371	11,527
American Electric
Power Co. Inc.	233,909	9,188
FirstEnergy Corp.	203,014	9,128
PG&E Corp.	195,292	8,378
Public Service
Enterprise Group Inc.	246,911	8,321
PPL Corp.	280,187	8,229
Consolidated Edison Inc.	141,054	8,163
Progress Energy Inc.	142,049	7,401
Edison International	158,185	6,422
Sempra Energy	116,572	6,263
Xcel Energy Inc.	233,935	6,047
Entergy Corp.	86,403	5,976
CenterPoint Energy Inc.	204,785	4,268
DTE Energy Co.	81,784	4,262
Constellation Energy
Group Inc.	97,287	3,862
Oneok Inc.	50,292	3,825
Ameren Corp.	117,396	3,743
Wisconsin Energy Corp.	113,655	3,686
NiSource Inc.	135,917	3,002
Northeast Utilities	85,889	2,969
SCANA Corp.	62,655	2,649
American Water
Works Co. Inc.	84,781	2,588
CMS Energy Corp.	122,464	2,550
OGE Energy Corp.	47,152	2,440

		Market
		Value
	Shares	($000)
National Fuel Gas Co.	39,802	2,439
Pinnacle West Capital Corp.	52,590	2,397
NSTAR	50,299	2,268
Alliant Energy Corp.	53,508	2,182
Pepco Holdings Inc.	109,221	2,163
Integrys Energy Group Inc.	37,836	2,002
TECO Energy Inc.	104,306	1,937
MDU Resources Group Inc.	91,140	1,878
NV Energy Inc.	113,564	1,822
ITC Holdings Corp.	24,927	1,812
Questar Corp.	86,114	1,659
AGL Resources Inc.	38,102	1,598
UGI Corp.	53,874	1,545
Westar Energy Inc.	56,252	1,533
Atmos Energy Corp.	43,731	1,501
Aqua America Inc.	67,090	1,489
Great Plains Energy Inc.	65,608	1,361
DPL Inc.	42,644	1,294
Nicor Inc.	21,892	1,231
Hawaiian Electric
Industries Inc.	46,532	1,179
Piedmont Natural
Gas Co. Inc.	34,868	1,140
Vectren Corp.	39,337	1,116
Cleco Corp.	29,694	1,095
WGL Holdings Inc.	24,826	1,063
IDACORP Inc.	23,973	968
New Jersey Resources Corp.	20,107	945
Portland General Electric Co.	36,498	896
Southwest Gas Corp.	22,245	878
UIL Holdings Corp.	24,550	837
South Jersey Industries Inc.	14,509	817
PNM Resources Inc.	41,894	753
Avista Corp.	28,143	716
Allete Inc.	17,694	699
Unisource Energy Corp.	17,781	663
Black Hills Corp.	19,171	646
NorthWestern Corp.	17,501	603
Northwest Natural Gas Co.	12,857	601
MGE Energy Inc.	11,140	486
Laclede Group Inc.	10,880	436
CH Energy Group Inc.	7,551	417
Empire District Electric Co.	20,400	407
California Water
Service Group	20,363	378
Otter Tail Corp.	17,436	338
American States Water Co.	9,125	319
Central Vermont
Public Service Corp.	6,551	232
SJW Corp.	6,717	156
		247,427
Total Common Stocks
(Cost $2,536,103)		2,744,902

14

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund,	0.128%
(Cost $3,622)	3,622,346	3,622
Total Investments (100.1%)
(Cost $2,539,725)		2,748,524
Other Assets and Liabilities (-0.1%)
Other Assets		27,885
Liabilities[1]		(31,319)
		(3,434)
Net Assets (100%)		2,745,090

At October 31, 2011, net assets consisted of:

Amount
($000)
Paid-in Capital	2,566,549
Undistributed Net Investment Income	5,998
Accumulated Net Realized Losses	(36,256)
Unrealized Appreciation (Depreciation)	208,799
Net Assets	2,745,090

Investor Shares—Net Assets
Applicable to 43,962,795 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	760,766
Net Asset Value Per Share—
Investor Shares	$17.30

ETF Shares—Net Assets
Applicable to 45,429,335 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,984,324
Net Asset Value Per Share—
ETF Shares	$43.68

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $2,679,000.
† Non-income producing security—new issue that has not paid a dividend as of October 31, 2011.
1 Includes $2,842,000 of collateral received for securities on loan.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

15

High Dividend Yield Index Fund

Statement of Operations

Year Ended
October 31, 2011
($000)
Investment Income
Income
Dividends	60,841
Interest[1]	4
Security Lending	70
Total Income	60,915
Expenses
The Vanguard Group—Note B
Investment Advisory Services	201
Management and Administrative—Investor Shares	1,043
Management and Administrative—ETF Shares	992
Marketing and Distribution—Investor Shares	109
Marketing and Distribution—ETF Shares	338
Custodian Fees	250
Auditing Fees	28
Shareholders’ Reports—Investor Shares	9
Shareholders’ Reports—ETF Shares	51
Trustees’ Fees and Expenses	2
Total Expenses	3,023
Net Investment Income	57,892
Realized Net Gain (Loss) on Investment Securities Sold	38,362
Change in Unrealized Appreciation (Depreciation) of Investment Securities	99,015
Net Increase (Decrease) in Net Assets Resulting from Operations	195,269
1 Interest income from an affiliated company of the fund was $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	57,892	24,181
Realized Net Gain (Loss)	38,362	(40,717)
Change in Unrealized Appreciation (Depreciation)	99,015	134,572
Net Increase (Decrease) in Net Assets Resulting from Operations	195,269	118,036
Distributions
Net Investment Income
Investor Shares	(14,728)	(5,649)
ETF Shares	(39,464)	(17,618)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(54,192)	(23,267)
Capital Share Transactions
Investor Shares	427,787	117,470
ETF Shares	995,652	383,901
Net Increase (Decrease) from Capital Share Transactions	1,423,439	501,371
Total Increase (Decrease)	1,564,516	596,140
Net Assets
Beginning of Period	1,180,574	584,434
End of Period[1]	2,745,090	1,180,574
1 Net Assets—End of Period includes undistributed net investment income of $5,998,000 and $2,298,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Financial Highlights

Investor Shares
					Nov. 16,
					2006[1], to
		Year Ended October 31,
For a Share Outstanding					Oct. 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.94	$14.15	$14.20	$21.61	$20.00
Investment Operations
Net Investment Income	.489	.415	.468[2]	.589	.542[2]
Net Realized and Unrealized Gain (Loss)
on Investments	1.355	1.792	(.070)	(7.409)	1.477
Total from Investment Operations	1.844	2.207	.398	(6.820)	2.019
Distributions
Dividends from Net Investment Income	(.484)	(.417)	(.448)	(.590)	(.409)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.484)	(.417)	(.448)	(.590)	(.409)
Net Asset Value, End of Period	$17.30	$15.94	$14.15	$14.20	$21.61

Total Return[3]	11.70%	15.79%	3.27%	-32.17%	10.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$761	$296	$155	$77	$67
Ratio of Total Expenses to
Average Net Assets	0.25%	0.30%	0.35%	0.35%	0.40%[4]
Ratio of Net Investment Income to
Average Net Assets	3.04%	2.86%	3.63%	3.41%	2.43%[4]
Portfolio Turnover Rate[5]	16%	34%	20%	11%	11%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Financial Highlights

ETF Shares

					Nov. 10,
					2006[1], to
For a Share Outstanding			Year Ended October 31,		Oct. 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$40.22	$35.70	$35.84	$54.55	$50.04
Investment Operations
Net Investment Income	1.283	1.092	1.235[2]	1.553	1.405[2]
Net Realized and Unrealized Gain (Loss)
on Investments	3.442	4.527	(.198)	(18.703)	4.190
Total from Investment Operations	4.725	5.619	1.037	(17.150)	5.595
Distributions
Dividends from Net Investment Income	(1.265)	(1.099)	(1.177)	(1.560)	(1.085)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.265)	(1.099)	(1.177)	(1.560)	(1.085)
Net Asset Value, End of Period	$43.68	$40.22	$35.70	$35.84	$54.55

Total Return	11.88%	15.93%	3.38%	-32.07%	11.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,984	$884	$430	$161	$115
Ratio of Total Expenses to
Average Net Assets	0.13%	0.18%	0.20%	0.20%	0.25%[3]
Ratio of Net Investment Income to
Average Net Assets	3.16%	2.98%	3.78%	3.56%	2.58%[3]
Portfolio Turnover Rate[4]	16%	34%	20%	11%	11%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

20

High Dividend Yield Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2011, the fund had contributed capital of $404,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.16% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2011, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2011, the fund realized $8,117,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2011, the fund had $7,426,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $24,934,000 to offset future net capital gains through October 31, 2018.

At October 31, 2011, the cost of investment securities for tax purposes was $2,551,046,000.

Net unrealized appreciation of investment securities for tax purposes was $197,478,000, consisting of unrealized gains of $234,931,000 on securities that had risen in value since their purchase and $37,453,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2011, the fund purchased $1,760,370,000 of investment securities and sold $333,336,000 of investment securities, other than temporary cash investments.

21

High Dividend Yield Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	579,720	34,357	172,365	11,302
Issued in Lieu of Cash Distributions	12,415	744	4,536	300
Redeemed	(164,348)	(9,739)	(59,431)	(3,924)
Net Increase (Decrease)—Investor Shares	427,787	25,362	117,470	7,678
ETF Shares
Issued	1,021,990	24,047	387,936	10,039
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(26,338)	(600)	(4,035)	(100)
Net Increase (Decrease)—ETF Shares	995,652	23,447	383,901	9,939

G. In preparing the financial statements as of October 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

22

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard High Dividend Yield Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard High Dividend Yield Index Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 12, 2011

Special 2011 tax information (unaudited) for Vanguard High Dividend Yield Index Fund

This information for the fiscal year ended October 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $54,192,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: High Dividend Yield Index Fund Investor Shares
Periods Ended October 31, 2011

		Since
	One	Inception
	Year	(11/16/2006)
Returns Before Taxes	11.70%	-0.04%
Returns After Taxes on Distributions	11.22	-0.47
Returns After Taxes on Distributions and Sale of Fund Shares	8.20	-0.08

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended October 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	4/30/2011	10/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$960.44	$1.14
ETF Shares	1,000.00	961.53	0.54
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.05	$1.17
ETF Shares	1,000.00	1,024.65	0.56

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.11% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6230 122011

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2011: $120,000
Fiscal Year Ended October 31, 2010: $112,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2011: $3,978,540
Fiscal Year Ended October 31, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2011: $1,341,750
Fiscal Year Ended October 31, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2011: $373,830
Fiscal Year Ended October 31, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2011: $16,000
Fiscal Year Ended October 31, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2011: $389,830
Fiscal Year Ended October 31, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 20, 2011

VANGUARD WHITEHALL FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date:	December 20, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011 see file Number 33-23444, Incorporated by Reference.